UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22990

Pomona Investment Fund

(Exact name of registrant as specified in charter)

780 Third Avenue, 46th Floor

New York, NY 10017

(Address of principal executive offices) (Zip code)

Michael D. Granoff

Pomona Management LLC

780 Third Avenue, 46th Floor

New York, NY 10017

(Name and address of agent for service)

registrant's telephone number, including area code: (212) 593-3639

Date of fiscal year end: March 31

Date of reporting period: March 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

(a)

Annual Report

March 31, 2022

www.pomonainvestmentfund.com

Pomona Investment Fund	Report of Independent Registered Public Accounting Firm
March 31, 2022

The Board of Trustees and Shareholders of Pomona Investment Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Pomona Investment Fund (the “Fund”), including the consolidated schedule of investments, as of March 31, 2022, and the related consolidated statements of operations, cash flows, changes in net assets and financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund at March 31, 2022, the consolidated results of its operations and its cash flows, the consolidated changes in its net assets and its consolidated financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

The consolidated statement of changes in net assets for the year ended March 31, 2021, and the consolidated financial highlights for the four years ended March 31, 2021, were audited by another independent registered public accounting firm whose report, dated June 1, 2021, expressed an unqualified opinion on that consolidated statement of changes in net assets and those consolidated financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022, by correspondence with the underlying investees and custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more Pomona investment companies since 2021.

Boston, Massachusetts
May 31, 2022

Annual Report | March 31, 2022	1

Pomona Investment Fund	Management’s Discussion of Fund Performance
March 31, 2022 (Unaudited)

Performance Overview

For the fiscal year ended March 31, 2022, Pomona Investment Fund (“PIF” or the “Fund”) generated net total returns of 26.25%, 26.95%, and 26.95% for its Class A Shares, Class M2 Shares, and Class I Shares, respectively. The Fund’s performance was mainly driven by the appreciation in value of its Secondary Investments, which accounted for approximately 81% of the investment performance generated by the Fund’s portfolio throughout the fiscal year. In addition to its Secondary Investments, the Fund’s Direct Investments/Co-Investments, Seasoned Primary Investments, and Primary Investments accounted for approximately 7%, 7%, and 5% of the investment performance generated by the Fund’s portfolio throughout the fiscal year, respectively.

Market Conditions

Private Equity managers have seen a substantial increase in capital raised over the past several years leading to record levels of AUM across the Private Equity industry (approximately $8.0 trillion in aggregate1). Secondary investors have been able to benefit from the growth in the asset class and have also seen the investment opportunities expand in recent periods. For calendar year 2021, it has been estimated that secondary transaction volume amounted to $134 billion, which is an increase of approximately 124% compared to calendar year 2020, and an increase of approximately 68% compared to 20192.

Returns across the private equity industry continue to be strong. Private Equity managers (in the aggregate) have exhibited an ability to outperform both the broader public markets3, as well as other private market focused investment strategies. Further, the dispersion of returns between the best performing private equity sponsors and the rest of the field, is far greater than it is in other asset classes. Specifically, the difference in annualized returns between top quartile funds and those in the bottom quartile has been estimated to be approximately 2,000 basis points, which is almost double that of other private market focused investment strategies4. This dynamic continues to underscore the importance of manager selection for private equity investors such as the Fund.

Investment Program

As of March 31, 2022, PIF holds interests in 261 underlying investment vehicles, via relationships with 123 private equity sponsors, and has exposure to more than 1,500 portfolio companies. For the fiscal year ended March 31, 2022, the Fund committed $393.4 million and acquired interests in 96 underlying funds via Secondary transactions (77), Primary commitments (13), Seasoned Primary commitments (3), and Co-Investment opportunities (3). The Fund actively deployed capital across a variety of investment opportunities, and continues to provide its investor base with a diversified portfolio of what the Adviser believes to be best in class private equity assets.

[1]	Preqin.com as of September 2021.
[2]	Secondary Market Survey Results Evercore Private Capital Advisory January 2022
[3]	Bain & Company Global Private Equity Report 2022
[4]	McKinsey & Company Global Private Markets Review 2022

2	www.pomonainvestmentfund.com

Pomona Investment Fund	Portfolio Update
March 31, 2022 (Unaudited)

Performance of $25,000 Initial Investment (as of 3/31/2022)

The graph shown above represents historical performance of a hypothetical investment of $25,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of 3/31/2022)

	1 Year	3 Year	5 Year	Since Inception	Inception Date
Pomona Investment Fund Class A	26.25%	26.32%	20.19%	16.24%	5/7/2015
Pomona Investment Fund Class A (w/ Load)	22.46%	25.04%	19.46%	15.73%	5/7/2015
Pomona Investment Fund Class I	26.95%	27.01%	n/a	22.62%	4/1/2018
Pomona Investment Fund Class M2	26.95%	27.00%	20.85%	19.91%	10/1/2016
MSCI World Index	10.60%	15.55%	13.01%	10.77%	5/7/2015

MSCI World Index. The “MSCI World Index” is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. (https://www.msci.com/world) The MSCI World Index has not been selected to represent an appropriate benchmark to compare an investor’s performance, but rather is shown as a comparison to that of a well-known and widely recognized index. The MSCI World Index is not subject to any of the fees and expenses to which any Pomona fund would be subject and no fund sponsored by Pomona Capital will attempt to replicate the performance of the MSCI World Index.

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance and dollar amounts quoted above do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Fund performance current to the most recent month-end is available by calling 1-(844) -2POMONA or by visiting www.pomonainvestmentfund.com.

Annual Report | March 31, 2022	3

Pomona Investment Fund	Consolidated Schedule of Investments
March 31, 2022

Private Equity Investments (105.68%)(a)(b)	Geographic Region(c)	Acquisition Date	Fair Value
Direct Investments/Co-Investments (5.06%)
BSV Opportunities B, F.C.R.E(d)	Europe	12/16/2021	$7,057,192
Dyal V Nimbus Cayman (B), L.P.(d)	North America	09/10/2021	6,986,726
Dyal V Nimbus U.S. (A), LLC(d)	North America	09/10/2021	5,240,023
Investcorp Aspen Offshore Fund, L.P.	Rest of World	07/01/2019	6,800,045
Roark Capital Partners II Sidecar, L.P.	North America	10/18/2018	1,558,534
Total Direct Investments/Co-Investments			27,642,520

Primary Investments (4.47%)
Aberdeen U.S. Private Equity VIII (Offshore), L.P.	Europe	04/11/2019	2,400,007
Accel-KKR Growth Capital Partners IV, L.P.(d)	North America	12/17/2021	(22,392)
Berkshire Fund X-A, L.P.(d)	North America	09/22/2020	1,260,051
CB Offshore Equity Fund X, L.P.(d)	North America	11/20/2020	940,000
Clearlake Capital Partners VII (USTE), L.P.(d)	North America	09/17/2021	(51,925)
Dyal V Offshore Investors, L.P.	North America	09/20/2021	2,864,615
Genstar Capital Partners X, L.P.(d)	North America	04/01/2021	679,442
Green Equity Investors Side IX, L.P.(d)	North America	03/01/2022	—
Hellman & Friedman Capital Partners IX (Parallel), L.P.	North America	09/28/2018	2,392,881
Hellman & Friedman Capital Partners X (Parallel), L.P.(d)	North America	05/10/2021	2,780,454
Roark Capital Partners V (TE), L.P.	North America	04/30/2018	5,380,532
Roark Capital Partners VI (TE), L.P.(d)	North America	01/28/2022	1,076,290
TA XIV-B, L.P.(d)	North America	05/27/2021	1,291,561
The Veritas Capital Fund VII, L.P.(d)	North America	10/10/2019	3,424,597
The Veritas Capital Fund VIII, L.P.(d)	North America	03/16/2022	—
Thoma Bravo Explore Fund II-A, L.P.(d)	North America	02/03/2022	—
Thoma Bravo Fund XV-A, L.P.(d)	North America	02/03/2022	—
Total Primary Investments			24,416,113

Seasoned Primary Investments (7.68%)
Aerospace, Transportation and Logistics Fund II, L.P.(d)	North America	03/31/2019	2,514,208
Avista Capital Partners (Offshore) IV, L.P.	North America	12/01/2017	433,715
Gryphon Partners IV, L.P.	North America	12/31/2021	6,247,353
Gryphon Partners VI-A, L.P.	North America	12/17/2021	5,042,508
Insight Partners (Cayman) XII Buyout Annex Fund, L.P.	North America	10/26/2021	1,865,231
Ironsides Offshore Direct Investment Fund V, L.P.(d)	North America	12/31/2019	4,184,707
L Catterton IX, L.P.	North America	03/09/2021	4,559,157
Merit Mezzanine Fund VI, L.P.	North America	03/02/2018	2,945,657
OceanSound Partners Fund, L.P.(d)	North America	01/31/2022	5,340,169
Sorenson Capital Partners IV-B, L.P.(d)	North America	01/11/2022	4,842,402
VSS Structured Capital Parallel III, L.P.	North America	01/26/2018	3,937,805
Total Seasoned Primary Investments			41,912,912

Secondary Investments (88.47%)
ABRY Partners V, L.P.(d)	North America	12/31/2018	4,315
Accel-KKR Capital Partners CV III, L.P.(d)	North America	06/30/2021	4,491,144
Accel-KKR Capital Partners III, L.P.(d)	North America	06/30/2021	17,713
Advent International GPE VI-A Limited Partnership(d)	North America	03/31/2021	188,587
Advent International GPE VII-B Limited Partnership(d)	North America	06/30/2015	845,685
Advent International GPE VIII-B-2, L.P.(d)	North America	03/31/2022	3,323,048
Advent International GPE VIII-C Limited Partnership(d)	North America	12/31/2019	2,429,533
American Securities Partners V, L.P.(d)	North America	03/31/2022	6,608
American Securities Partners VI, L.P.(d)	North America	03/31/2022	1,504,405
AP VIII Private Investors Offshore (USD), L.P.	North America	06/30/2017	86,509
AP VIII Private Investors, LLC	Europe	06/28/2019	1,740,634

The accompanying notes are an integral part of these Consolidated Financial Statements.

4	www.pomonainvestmentfund.com

Pomona Investment Fund	Consolidated Schedule of Investments
March 31, 2022

Private Equity Investments (105.68%)(a)(b) (continued)	Geographic Region(c)	Acquisition Date	Fair Value
Secondary Investments (88.47%) (continued)
Apax Europe VI - A, L.P.(d)	Europe	12/30/2016	$730,568
Apax Europe VII, L.P.(d)	Europe	03/31/2021	61,970
Apollo Investment Fund VI, L.P.(d)	North America	12/31/2018	68,677
Apollo Investment Fund VII, L.P.	North America	09/29/2017	27,134
Ares Corporate Opportunities Fund III, L.P.	North America	12/31/2019	112,603
Artiman Ventures III, L.P.(d)	North America	03/31/2021	692,633
Astorg VI SLP(d)	Europe	03/31/2022	3,675,892
Astorg VII SLP(d)	Europe	03/31/2022	6,391,827
Atlas Capital Resources, L.P.	North America	06/30/2021	4,283,873
Audax Mezzanine Fund III, L.P.	North America	09/30/2016	583,799
Audax Private Equity Fund Aspen CF, L.P.(d)	North America	03/24/2022	3,301,057
Audax Private Equity Fund II, L.P.(d)	North America	12/31/2018	26,092
Audax Private Equity Fund III, L.P.	North America	09/30/2015	250,762
Audax Private Equity Fund, L.P.(d)	North America	12/31/2018	13,380
Audax Senior Loan Fund III, L.P.	North America	09/28/2018	350,480
Avista Capital Partners (Offshore) II, L.P.(d)	North America	12/31/2019	370,942
Avista Capital Partners III, L.P.(d)	North America	12/31/2019	54,560
Avista Healthcare Partners, L.P.(d)	North America	12/31/2019	229,481
Bain Capital Asia Fund II, L.P.(d)	North America	12/31/2019	2,501,890
Bain Capital Distressed and Special Situations 2013 E, L.P.(d)	North America	06/30/2015	199,023
Bain Capital Europe Fund III, L.P.(d)	North America	12/30/2016	140,731
Bain Capital Fund VII, L.P.(d)	North America	12/29/2017	8,168,477
Bain Capital Fund X, L.P.(d)	North America	12/30/2015	2,059,356
Bain Capital VII Coinvestment Fund, L.P.(d)	North America	12/29/2017	110,028
BC Asia III Private Investors, L.P.	North America	06/30/2020	2,525,827
BC Europe IV Private Investors, L.P.	North America	06/30/2020	1,504,061
BC European Capital IX-8, L.P.(d)	Europe	12/31/2020	1,317,433
BC Life Sciences Private Investors, L.P.(d)	North America	06/30/2020	2,612,198
BC XI Private Investor, L.P.	North America	06/30/2020	2,846,153
BC XII Private Investors, L.P.(d)	North America	06/30/2020	4,743,476
BCP V-S, L.P.(d)	North America	09/29/2017	37,098
Berkshire Fund IX, L.P.	North America	09/03/2021	11,402,844
Berkshire Fund VI, Limited Partnership(d)	North America	12/31/2018	4,759,962
Berkshire Fund VII, L.P.(d)	North America	12/31/2018	255,709
Berkshire Fund VIII (IND), L.P.	North America	09/03/2021	8,395,211
Blackstone Capital Partners V, L.P.(d)	North America	09/29/2017	127,681
Bridgepoint Europe IV, L.P.	Europe	03/31/2021	220,124
Carlyle Partners V, L.P.(d)	North America	12/31/2019	138,802
Catterton Growth Partners, L.P.(d)	North America	06/30/2021	983,127
CD&R Value Building Partners I, L.P.(d)	North America	12/02/2021	9,443,120
CDRF8 Private Investors, LLC	North America	06/30/2017	292,360
Cerberus Institutional Partners L.P. - Series Four	North America	12/30/2016	165,556
Charlesbank Equity Fund IX, Limited Partnership(d)	North America	03/31/2022	3,400,000
Charlesbank Equity Fund VIII, Limited Partnership(d)	North America	03/31/2022	1,350,000
Charterhouse Capital Partners IX, L.P.(d)	Europe	12/31/2021	109,636
CHP III, L.P.(d)	North America	09/29/2017	281,715
CI Capital Investors II, L.P.(d)	North America	12/31/2019	160,737
CI Capital Investors III, L.P.(d)	North America	12/31/2019	1,089,432
Clearlake Capital Partners IV, L.P.	North America	12/31/2019	2,127,166
Clearlake Opportunities Partners (P-Offshore) L.P(d)	North America	12/31/2019	996,781
Coller International Partners VI, L.P.(d)	Europe	12/31/2021	549,122
Comvest Capital II International (Cayman), L.P.	North America	06/29/2018	369,176

The accompanying notes are an integral part of these Consolidated Financial Statements.

Annual Report | March 31, 2022	5

Pomona Investment Fund	Consolidated Schedule of Investments
March 31, 2022

Private Equity Investments (105.68%)(a)(b) (continued)	Geographic Region(c)	Acquisition Date	Fair Value
Secondary Investments (88.47%) (continued)
Comvest Capital III International (Cayman), L.P.	North America	06/29/2018	$830,828
Court Square Capital Partners (Offshore) III, L.P.	North America	12/31/2020	1,076,995
DCM IV, L.P.(d)	North America	06/30/2015	97,058
DCM V, L.P.(d)	North America	06/30/2015	315,781
DCM VI, L.P.(d)	North America	06/30/2015	1,205,529
Dyal US Investors, L.P.(d)	North America	03/31/2022	1,684,037
Endeavour Capital Fund V, L.P.(d)	North America	03/31/2021	7,504
Energy Capital Partners II-C, L.P.(d)	North America	03/31/2021	44,824
EQT VI (No. 1) Limited Partnership(d)	Europe	12/31/2021	6,753
EQT VII (No. 1) Limited Partnership(d)	Europe	12/31/2020	1,117,062
EQT VIII (No. 1) SCSp(d)	Europe	12/31/2020	1,858,026
Equistone Partners Europe Fund IV, L.P.(d)	Europe	12/31/2021	773,249
Fifth Cinven Fund (No.3) Limited Partnership(d)	Europe	12/31/2021	2,497,599
Francisco Partners II, L.P.(d)	North America	12/31/2018	202,479
FSN Capital IV, L.P.(d)	Europe	12/31/2019	430,282
General Atlantic Investment Partners 2013, L.P.	North America	12/31/2019	2,964,000
Genstar Capital Partners V, L.P.(d)	North America	03/31/2022	290,164
Genstar Capital Partners VI, L.P.(d)	North America	03/31/2022	1,557,446
Genstar Capital Partners VII (EU), L.P.(d)	North America	12/31/2020	840,511
Genstar Capital Partners VII, L.P.(d)	North America	03/31/2022	7,314,432
Genstar Capital Partners VIII BL (EU), L.P.(d)	North America	12/31/2020	2,800,844
Genstar VIII Opportunities Fund I (EU), L.P.(d)	North America	12/31/2020	1,783,096
GESD Investors II, L.P.(d)	North America	09/29/2017	84,714
Green Equity Investors CF II, L.P.(d)	North America	11/30/2021	1,224,085
Green Equity Investors CF, L.P.	North America	04/26/2021	2,932,432
Green Equity Investors Side VI, L.P.	North America	06/30/2021	6,258,228
Green Equity Investors V, L.P.(d)	North America	09/29/2017	292,434
Gridiron Capital Fund II, L.P.	North America	12/31/2019	811,296
Gridiron Energy Feeder I, L.P.(d)	North America	05/10/2017	2,394,235
Gryphon Co-Invest Fund IV, L.P.	North America	12/31/2020	312,453
Gryphon Partners 3.5, L.P.	North America	12/31/2020	343,651
Gryphon Partners IV, L.P.(d)	North America	12/31/2020	1,922,263
Gryphon Partners V-A, L.P.(d)	North America	12/31/2020	2,708,646
GS Capital Partners VI Parallel, L.P.(d)	North America	12/31/2019	55,229
GSO Capital Opportunities Overseas Fund, L.P.(d)	North America	12/30/2015	64,388
GSO Private Investors Offshore II, L.P.(d)	North America	06/30/2017	65,686
GTCR Fund X/C, L.P.(d)	North America	12/31/2021	13,607
H&F Arrow 2, L.P.(d)	North America	04/13/2021	2,086,346
H&F Executives Fund IX, L.P.(d)	North America	09/30/2020	2,985,493
H&F Executives Fund VIII, L.P.	North America	09/30/2020	3,966,474
H.I.G. Bayside Debt & LBO Fund II, L.P.(d)	North America	12/31/2018	789,827
H.I.G. Bayside Loan Opportunity Cayman Fund II, L.P.	North America	03/31/2021	141,540
H.I.G. Capital Partners IV, L.P.	North America	12/31/2018	602,997
Halifax Capital Partners IV, L.P.(d)	North America	03/31/2022	4,392,981
Hamilton Lane-Carpenters Partnership Fund IV, L.P.(d)	North America	03/31/2022	16,505,836
Hamilton Lane-Carpenters Partnership Fund V, L.P.(d)	North America	03/31/2022	5,161,872
Hellman & Friedman Capital Partners VI, L.P.(d)	North America	03/31/2019	135,624
Hellman & Friedman Capital Partners VII (Parallel), L.P.	North America	06/28/2019	1,354,840
Hellman & Friedman Capital Partners VII, L.P.	North America	06/30/2021	944,961
HFCP VII (Parallel-A), L.P.	North America	09/30/2021	475,053
HgCapital 5, L.P.(d)	Europe	12/31/2018	669
HPE Continuation Fund I C.V.(d)	Europe	05/27/2021	4,841,497

The accompanying notes are an integral part of these Consolidated Financial Statements.

6	www.pomonainvestmentfund.com

Pomona Investment Fund	Consolidated Schedule of Investments
March 31, 2022

Private Equity Investments (105.68%)(a)(b) (continued)	Geographic Region(c)	Acquisition Date	Fair Value
Secondary Investments (88.47%) (continued)
Icon Partners II, L.P.(d)	North America	04/27/2021	$920,052
Icon Partners III, L.P.(d)	North America	05/10/2021	4,124,985
Insight Equity I, L.P.(d)	North America	12/31/2018	21,053
Insight Equity II, L.P.(d)	North America	12/31/2018	367,639
Insight Partners Continuation Fund, L.P.(d)	North America	08/14/2019	9,978,178
Insight Venture Partners (Cayman) IX, L.P.	North America	09/30/2019	3,282,525
Insight Venture Partners (Cayman) VIII, L.P.(d)	North America	09/30/2019	1,905,022
Insight Venture Partners Coinvestment Fund (Delaware) III, L.P.	North America	09/30/2019	509,440
Insight Venture Partners Coinvestment Fund II, L.P.(d)	North America	06/30/2015	1,162,479
Insight Venture Partners Coinvestment Fund III, L.P.(d)	North America	06/30/2015	248,863
Insight Venture Partners Growth-Buyout Coinvestment Fund (Cayman), L.P.	North America	09/30/2019	1,112,455
Insight Venture Partners Growth-Buyout Coinvestment Fund, L.P.	North America	09/30/2019	70,672
Insight Venture Partners IX, L.P.	North America	09/30/2019	84,893
Insight Venture Partners VII, L.P.(d)	North America	06/30/2015	2,413,477
Insight Venture Partners VIII (Co-Investors), L.P.(d)	North America	12/31/2019	227,935
Insight Venture Partners VIII, L.P.(d)	North America	06/30/2015	2,906,873
JMI Equity Fund VI, L.P.	North America	09/29/2017	22,043
Kelso Investment Associates IX, L.P.(d)	North America	03/31/2022	2,358,538
Kelso Investment Associates VIII, L.P.	North America	09/29/2017	645,625
KKR 2006 Fund, L.P.	North America	09/29/2017	71,538
KKR 2006 Private Investors Offshore, L.P.	North America	06/30/2017	241,136
KKR Americas Fund XII, L.P.	North America	03/31/2021	4,038,471
KKR China Growth Fund, L.P.(d)	North America	12/31/2021	647,247
KKR North America Fund XI, L.P.	North America	12/31/2021	1,982,060
KPS Special Situations Fund III (Supplemental Feeder), Ltd.(d)	North America	09/29/2017	16,840
KPS Special Situations Fund III, L.P.(d)	North America	09/29/2017	9,664
Lightspeed Venture Partners IX, L.P.(d)	North America	12/31/2020	3,907,009
Lion/Simba Investors, L.P.	Europe	12/21/2020	3,850,651
Littlejohn Fund III, L.P.(d)	North America	12/31/2018	20,987
Littlejohn Fund IV, L.P.(d)	North America	12/30/2015	646,172
Lovell Minnick Equity Partners III, L.P.(d)	North America	06/30/2021	1,119,373
Madison Dearborn Capital Partners VI-C, L.P.	North America	03/31/2021	208,250
Madison Dearborn Capital Partners VII, L.P.(d)	North America	03/31/2022	8,634,177
Madison International Real Estate Liquidity Fund V(d)	North America	06/30/2015	2,931
Marlin Equity III, L.P.(d)	North America	06/30/2021	45,968
Mason Wells Buyout Fund III Limited Partnership(d)	North America	03/31/2021	13,505
MDP Fund, L.P.(d)	Europe	06/30/2015	111,352
Merchant Banking Partners IV, L.P.(d)	North America	09/29/2017	22,871
Montagu+ SCSp(d)	Europe	11/10/2021	7,892,820
Montreux Equity Partners IV, L.P.(d)	North America	09/29/2017	411,250
MPE Partners II, L.P.	North America	06/28/2019	1,228,669
MSouth Equity Partners II, L.P.(d)	North America	12/31/2019	487,720
Nautic Partners VI-A, L.P.(d)	North America	12/31/2019	809,491
Navis Asia Fund VI, L.P.	Rest of World	03/31/2021	199,563
NB SPV, L.P.(d)	North America	09/01/2021	5,000,000
New Enterprise Associates 12, Limited Partnership(d)	North America	09/29/2017	55,074
New Mountain Partners III, L.P.	North America	09/29/2017	45,453
NewView Capital Fund I, L.P.(d)	North America	10/31/2018	7,086,133
North Bridge Growth Equity I, L.P.(d)	North America	12/31/2020	60,051
North Bridge Growth Equity II, L.P.(d)	North America	12/31/2020	12,505,636
Oak Investment Partners XII, Limited Partnership(d)	North America	03/31/2019	93,979
Oaktree Opportunities Fund IX (Cayman), L.P.(d)	North America	12/31/2021	1,983,092

The accompanying notes are an integral part of these Consolidated Financial Statements.

Annual Report | March 31, 2022	7

Pomona Investment Fund	Consolidated Schedule of Investments
March 31, 2022

Private Equity Investments (105.68%)(a)(b) (continued)	Geographic Region(c)	Acquisition Date	Fair Value
Secondary Investments (88.47%) (continued)
Oaktree Opportunities Fund VIII (Cayman), Ltd.	North America	12/31/2021	$22,262
Oaktree Private Investment Fund 2010, L.P.	North America	06/30/2015	69,794
Paladin III (HR), L.P.(d)	North America	09/29/2017	326,900
Pamlico Capital III, L.P.	North America	12/31/2019	4,922,077
Parthenon Investors II, L.P.(d)	North America	12/31/2018	229,757
Parthenon Investors III, L.P.	North America	12/31/2018	1,474,016
Pegasus WSJLL Fund, L.P.(d)	North America	12/13/2021	8,409,817
Permira IV Feeder, L.P.(d)	Europe	04/23/2020	14,305,021
Platinum Equity Capital Partners II(d)	North America	09/29/2017	233,847
PRO SPV, L.P.(d)	North America	09/01/2021	7,075,289
Providence Equity Partners IV Offshore, L.P.(d)	North America	12/30/2016	16,694
Providence Equity Partners V, L.P.(d)	North America	12/30/2016	35,725
Providence Equity Partners VI, L.P.(d)	North America	12/30/2016	1,541,239
Providence Equity Partners VII, L.P.	North America	09/29/2017	337,065
PT2-A, L.P.(d)	North America	12/16/2021	6,268,274
PTEV-A, L.P.(d)	North America	12/30/2021	3,296,327
RCF V Annex Fund, L.P.(d)	Rest of World	06/30/2021	24,058
Resource Capital Fund V, L.P.(d)	Rest of World	06/30/2021	64,063
Riverside Capital Appreciation Fund V, L.P.	North America	03/31/2021	328,109
Roark Capital Partners II, L.P.	North America	06/29/2018	1,504,983
Roark Capital Partners III, L.P.	North America	06/29/2018	1,706,925
Roark Capital Partners IV, L.P.	North America	01/28/2022	1,055,532
Samson Brunello 2, L.P.(d)	North America	02/19/2021	1,406,743
Samson Hockey 2, L.P.	North America	12/23/2020	1,756,525
Samson Shield 2, L.P.(d)	North America	12/23/2020	4,048,590
Saw Mill Capital Partners, L.P.(d)	North America	09/29/2017	65,215
Seidler Equity Partners IV, L.P.	North America	06/30/2021	1,738,709
Silver Lake Partners III, L.P.(d)	North America	12/31/2018	117,730
Silver Lake Partners V, L.P.	North America	06/30/2020	2,982,976
Sixth Cinven Fund (No. 4) Limited Partnership	Europe	06/28/2019	3,209,255
Sixth Street Opportunities Partners III (B), L.P.	North America	06/30/2015	36,240
SL SPV-2, L.P.(d)	North America	02/14/2019	970,819
Sorenson Capital Partners III, L.P.(d)	North America	12/31/2021	12,704,042
Sterling Capital Partners IV, L.P.(d)	North America	12/31/2021	1,170,043
Summit Partners Growth Equity Fund VIII-B, L.P.(d)	North America	12/31/2021	1,739,377
Summit Partners Private Equity Fund VII-A, L.P.(d)	North America	12/31/2018	465,376
Summit Ventures VI-A, L.P.(d)	North America	12/31/2018	233,458
Sun Capital Partners IV, L.P.	North America	12/31/2018	95,378
Sun Capital Partners V, L.P.	North America	12/31/2018	278,570
SunTx Capital Partners II, L.P.(d)	North America	12/31/2019	1,709,475
TA Atlantic and Pacific VI, L.P.	North America	03/31/2021	102,904
TCW/Crescent Mezzanine Partners VB, L.P.	North America	12/30/2015	31,212
Tennenbaum Opportunities Fund V, LLC	North America	09/29/2017	277,160
The Veritas Capital Fund III, L.P.(d)	North America	09/29/2017	2,303
The Veritas Capital Fund V, L.P.(d)	North America	06/28/2019	25,344,170
The Veritas Capital Fund VI, L.P.(d)	North America	03/31/2022	14,276,165
Thomas H. Lee Parallel (Cayman) Fund VII, L.P.	North America	06/29/2018	2,465,150
TowerBrook Investors III, L.P.(d)	North America	12/31/2019	38,192
TPF II-A, L.P.(d)	North America	12/31/2019	91,450
TPG Growth III (A), L.P.	North America	12/31/2019	2,196,295
TPG Partners V, L.P.(d)	North America	09/29/2017	8,506
TPG Partners VI, L.P.	North America	09/29/2017	831,460

The accompanying notes are an integral part of these Consolidated Financial Statements.

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Pomona Investment Fund	Consolidated Schedule of Investments
March 31, 2022

Private Equity Investments (105.68%)(a)(b) (continued)	Geographic Region(c)	Acquisition Date	Fair Value
Secondary Investments (88.47%) (continued)
TPG STAR, L.P.	North America	09/29/2017	$217,724
Triton Fund III, L.P.	Europe	03/31/2021	63,846
Vista Equity Partners Fund V, L.P.(d)	North America	09/28/2018	16,146,794
Warburg Pincus Private Equity XI, L.P.(d)	North America	12/31/2021	6,092,496
Warburg Pincus Private Equity XII, L.P.(d)	North America	03/31/2022	7,061,776
Webster Equity Partners Bristol CF, L.P.(d)	North America	10/15/2021	9,244,277
White Deer Fund I Liquidating Trust(d)	North America	06/30/2021	156,864
Wind Point Partners AAV, L.P.(d)	North America	06/29/2021	907,851
Wind Point Partners VII-B, L.P.(d)	North America	09/29/2017	566,274
WP AUSA, L.P.(d)	North America	07/22/2019	8,243,832
Total Secondary Investments			482,970,655

Total Private Equity Investments
(Cost $480,322,614)			$576,942,200

Short-Term Investments (0.12%)			Fair Value
Money Market Funds (0.12%)
JPMorgan US Government Money Market Fund, 0.01%(e)			$628,336

Total Money Market Funds			628,336

Total Short-Term Investments
(Cost $628,336)			$628,336

Total Investments (105.79%)
(Cost $480,950,950)			$577,570,536

Liabilities in Excess of Other Assets (-5.79%)			(31,628,431)
Net Assets (100.00%)			$545,942,105

The accompanying notes are an integral part of these Consolidated Financial Statements.

Annual Report | March 31, 2022	9

Pomona Investment Fund	Consolidated Schedule of Investments
March 31, 2022

(a)

Private Equity Investments are generally offered in private placement transactions and as such are illiquid and generally restricted as to resale. Total cost and fair value of illiquid and restricted securities as of March 31, 2022 was $480,322,614 and $576,942,200, respectively.

(b)

Pomona Investment Fund ordinarily acquires portfolios of investments that are comprised of interests in multiple private equity funds (rather than single interests in such funds) and pays a single purchase price for each such portfolio. As a result, the specific acquisition cost allocated to each Private Equity Investment does not necessarily reflect the actual cost of each such investment. The information regarding the Private Equity Investments, as listed in the Consolidated Schedule of Investments above, has not been prepared, reviewed or approved by any such Private Equity Fund or any general partner, manager or sponsor of such Private Equity Investments or any of their respective affiliates. As of March 31, 2022, the aggregate cost of each investment restricted to resale was: $6,544,844, $3,254,210, $3,272,042, $5,009,015, $912,217, $1,783,722, $-, $804,761, $916,381, $-, $1,768,335, $615,145, $-, $1,820,192, $2,725,853, $3,506,839, $1,048,510, $1,350,000, $2,072,060, $-, $-, $-, $1,791,261, $389,245, $3,451,393, $4,764,751, $1,875,000, $2,303,198, $3,765,851, $2,688,994, $4,225,846, $3,530,076, $2,889,212, $28,494, $3,718,162, $11,589, $41,815, $1,710,924, $2,920,982, $1,647,972, $4,125, $1,149,450, $166,447, $1,981,206, $465,371, $20,004, $207,218, $301,779, $585,763, $547,290, $4,380,315, $4,502,949, $1,640,150, $1,432,928, $3,301,057, $3,942, $2,308,026, $2,154, $467,635, $202,529, $-, $370,995, $2,292,774, $13,523, $822,290, $5,516,370, $4,076,003, $49,683, $744,739, $812,657, $1,478,499, $650,310, $1,099,681, $2,287,786, $47,747, $9,207,185, $6,040,488, $992,633, $7,097,499, $444,287, $130,322, $203,464, $209,397, $10,018,575, $314,006, $688,460, $2,586,772, $926,157, $-, $269,631, $-, $1,797,372, $1,616,523, $616,478, $305,546, $463,350, $1,807,384, $901,020, $133,659, $1,192,677, $1,810,701, $1,061,254, $635, $22,185, $-, $922,412, $1,176,184, $582,910, $2,508,048, $117,196, $277,596, $2,151,855, $212,384, $1,309,870, $781,097, $6,088,049, $1,724,806, $1,267,441, $27,528, $1,185,423, $2,048, $4,714,157, $6,553,187, $1,884,241, $1,741,331, $337,808, $201,423, $1,986,873, $2,126,265, $44,120, $261,086, $209,865, $-, $1,232,856, $2,193,987, $1,650,754, $794,748, $73,605, $1,701,939, $5,040,503, $13,148,409, $4,270,715, $311,000, $7,870,967, $671,377, $968,279, $15,508, $3,267,891, $478,849, $3,373,961, $157,636, $822,646, $5,179,717, $1,731,742, $1,355,769, $522,614, $577,528, $224,400, $701,194, $43,721, $44,011, $1,655,999, $168,716, $2,150,167, $2,477, $1,749,683, $800,503, $197,690, $156,327, $2,967,690, $237,822, $962,138, $496,027, $487,022, $2,071,441, $2,820,173, $10,272, $2,009,981, $740,734, $304,638, $7,183,020, $13,706, $29,533, $233,687, $1,881,982, $-, $6,650,126, $352,649, $-, $1,364,746, $751,526, $292,985, $5,000,000, $122,223, $942,670, $3,830,976, $115,171, $9,932,381, $171,384, $1,130,808, $320, $45,196, $7,416, $1,495,869, $229,506, $510,507, $8,456,626, $4,020,346, $318,887, $5,553,019, $19,151, $367,900, $3,909,950, $248,782, $6,300,000, $4,133,341, $6,023, $14,852, $141,130, $810,797, $886,850, $803,389, $895,853, $903,850, $4,006,937, $675,116, $2,057,705, $890,415, $1,959,067, $1,818,789, $25,145, $492,805, $11,708,762, $956,950, $1,118,057, $586,313, $309,279, $243,191, $498,522, $1,097,436, $33,677, $223,457, $129,083, $364,685, $16,976,877, $14,548,349, $2,170,659, $267,492, $19,744, $2,040,807, $325,255, $1,927,737, $515,409, $276,706, $12,724,962, $4,591,551, $6,336,494, $9,278,523, $66,690, $925,725, $399,139 and $4,895,000 totaling $480,322,614.

(c)

In the case of Private Equity Investments, geographic region generally refers to where the general partner is headquartered and may be different from where a Private Equity Investment invests or operates.

(d)	Non-income producing security.

(e)	The rate shown is the annualized 7-day yield as of March 31, 2022.

The information regarding the Private Equity Investments, as presented above, has not been prepared, reviewed or approved by any such Private Equity Fund or any general partner, manager or sponsor of such Private Equity Investments or any of their respective affiliates.

The accompanying notes are an integral part of these Consolidated Financial Statements.

10	www.pomonainvestmentfund.com

Pomona Investment Fund	Consolidated Statement of Assets and Liabilities
March 31, 2022

ASSETS:
Private Equity Investments, at fair value (Cost, $480,322,614)	$576,942,200
Short-Term Investments, at fair value (Cost, $628,336)	628,336
Cash	42,234,548
Cash held in foreign currency denominations (Cost, $17,302,636)	17,473,587
Private Equity Investments paid in advance	467,867
Deferred financing costs	91,228
Distributions from Private Equity Investment receivable	32,459
Deferred offering costs	20,081
Interest receivable	5,355
Total Assets	637,895,661
LIABILITIES:
Loan payable	47,990,882
Payable for investments purchased, not yet settled	37,628,002
Management fees payable	2,362,180
Payable for shares repurchased	1,370,077
Sub-Administration fees	493,827
Professional fees payable	416,237
Distribution and servicing fee payable	376,966
Due to affiliates	366,320
Administration fee payable	357,906
Commitment and interest fee payable	317,720
Other accrued expenses	176,114
Expense recoupment payable	97,325
Total Liabilities	91,953,556
Commitments and contingencies (see Notes 9 and 10)
Net Assets	$545,942,105
Net Assets
Paid-in capital	$405,112,224
Total distributable earnings	140,829,881
Net Assets	$545,942,105

Net Assets Attributable to:
Class A Shares	$273,039,114
Class M2 Shares	1,159,879
Class I Shares	271,743,112
545,942,105

Shares Outstanding:
Class A Shares	18,458,414
Class M2 Shares	75,260
Class I Shares	17,630,460
36,164,134

Net asset value per share:
Class A Shares	$14.79
Class M2 Shares	$15.41
Class I Shares	$15.41

The accompanying notes are an integral part of these Consolidated Financial Statements.

Annual Report | March 31, 2022	11

Pomona Investment Fund	Consolidated Statement of Operations
For the Year Ended March 31, 2022

Income
Dividend income	$3,122,996
Interest income	1,676,989
Other income	593,114
Total Income	5,393,099

Expenses
Management fees	7,863,562
Distribution and servicing fee	1,338,857
Administration fee	1,191,449
Professional fees	1,091,499
Commitment and interest fees	1,036,368
Sub-Administration fees	1,021,449
Transfer agent fees	254,660
Other expenses	781,372
Total expenses	14,579,216
Less: Waiver and/or expense reimbursements	(20,298)
Net Expenses	14,558,918
Net Investment Loss	(9,165,819)

Net Realized Gain and Change in Unrealized Appreciation/(Depreciation) on Private Equity Investments and Foreign Currency
Net realized gain from Private Equity Investments	66,014,771
Net realized gain on foreign currency transactions	672,111
Total net realized gain from Private Equity Investments and foreign currency	66,686,882

Net change in unrealized appreciation/(depreciation) on Private Equity Investments	39,141,704
Net change in unrealized appreciation/(depreciation) on foreign currency translation	1,081,677

Net Realized Gain and Change in Unrealized Appreciation/(Depreciation) on Private Equity Investments and Foreign Currency	106,910,263
Net Increase in Net Assets from operations	$97,744,444

The accompanying notes are an integral part of these Consolidated Financial Statements.

12	www.pomonainvestmentfund.com

Pomona Investment Fund	Consolidated Statements of Changes in Net Assets

	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021(a)
Operations
Net investment loss	$(9,165,819)	$(1,911,953)
Net realized gain from Private Equity Investments and foreign currency transactions	66,686,882	32,011,620
Net change in unrealized appreciation/(depreciation) on from Private Equity Investments and foreign currency translation	40,223,381	82,006,745
Net increase in Net Assets from operations	97,744,444	112,106,412

Distributions to Shareholders
Capital gains:
Class A Shares	(27,689,197)	(4,194,854)
Class M2 Shares	(139,586)	(258,495)
Class I Shares	(24,662,167)	(3,380,302)
Return of capital:
Class A shares	—	(4,154,285)
Class M2 shares	—	(256,307)
Class I shares	—	(3,356,586)
Decrease in Net Assets from distributions to Shareholders	(52,490,950)	(15,600,829)

Net Assets Transactions
Class A Shares
Proceeds from sale of shares	58,886,357	18,144,365
Reinvestment of distributions	23,456,847	7,836,112
Exchange of shares	1,208,126	(604,160)
Repurchase of shares	(1,967,215)	(2,643,240)
Total Class A Transactions	81,584,115	22,733,077
Class M2 Shares
Proceeds from sale of shares	—	—
Reinvestment of distributions	49,913	478,338
Exchange of shares	—	—
Repurchase of shares	(8,160,282)	(2,005,796)
Total Class M2 Transactions	(8,110,369)	(1,527,458)
Class I Shares
Proceeds from sale of shares	94,556,681	32,497,025
Reinvestment of distributions	15,977,695	4,476,855
Exchange of shares	(1,208,126)	604,285
Repurchase of shares	(11,381,087)	(2,546,794)
Total Class I Transactions	97,945,163	35,031,371

Increase in Net Assets from capital transactions	171,418,909	56,236,990

Net Assets
Beginning of year	329,269,702	176,527,129
End of year	$545,942,105	$329,269,702

(a)	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

The accompanying notes are an integral part of these Consolidated Financial Statements.

Annual Report | March 31, 2022	13

Pomona Investment Fund	Consolidated Statements of Changes in Net Assets

	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021(a)
Fund Share Transaction
Shares sold	4,122,878	1,695,627
Shares reinvested	1,674,365	743,859
Shares exchanged	86,237	(58,477)
Shares redeemed	(132,214)	(229,863)
Net increase in Class A Shares outstanding	5,751,266	2,151,146

Shares sold	—	—
Shares reinvested	3,429	44,143
Shares exchanged	—	—
Shares redeemed	(522,368)	(170,589)
Net decrease in Class M2 Shares outstanding	(518,939)	(126,446)

Shares sold	6,340,638	2,916,588
Shares reinvested	1,097,641	413,162
Shares exchanged	(82,996)	57,050
Shares redeemed	(736,827)	(206,941)
Net increase in Class I Shares outstanding	6,618,456	3,179,859

(a)	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

The accompanying notes are an integral part of these Consolidated Financial Statements.

14	www.pomonainvestmentfund.com

Pomona Investment Fund	Consolidated Statement of Cash Flows
For the Year Ended March 31, 2022

Cash flows from operating activities
Net increase in Net Assets from operations	97,744,444
Adjustments to reconcile net increase in Net Assets from operations to net cash used in operating activities:
Purchases of Private Equity Investments	(283,429,374)
Capital distributions received from Private Equity Investments	108,280,252
Proceeds from sale of Private Equity Investments	4,755,295
Net realized gain from Private Equity Investments and foreign currency	(66,686,882)
Net change in unrealized appreciation on Private Equity Investments and foreign currency translation	(40,223,381)
Net proceeds from sale of short-term investments	39,674,588
Amortization of deferred offering costs	43,466
Amortization of deferred financing costs	22,807
Changes in operating assets and liabilities:
Increase in investments in Private Equity Investments	(449,176)
Increase in interest receivable	(5,355)
Decrease in expense waiver receivable	169,813
Increase in Distributions from Private Equity Investments receivable	(32,459)
Decrease in prepaid insurance	129,200
Increase in payable for Investments purchased, not yet settled	36,581,848
Decrease in other assets	49,705
Increase in management fees payable	1,047,502
Decrease in distribution and servicing fee payable	(23,254)
Increase in due to affiliates	366,320
Increase in professional fees payable	157,460
Increase in administration fee payable	158,712
Increase in commitment and interest fees payable	172,861
Increase in expense recoupment payable	97,325
Increase in sub-administration fee payable	493,827
Increase in other accrued expenses	(347,328)
Net cash used in operating activities	(101,251,784)

Cash flows from financing activities
Proceeds from sale of Shares	153,443,039
Payments for shares repurchased	(21,398,868)
Payment for distribution to shareholders	(13,006,494)
Payments for offering costs	(46,731)
Payments for financing costs	(15,102)
Borrowing received	38,499,285
Borrowing repaid	(1,169,852)
Net cash provided by financing activities	156,305,277

Net change in cash	55,053,493

Cash and cash equivalents at beginning of year	4,654,642

Cash and cash equivalents at end of year	59,708,135

The accompanying notes are an integral part of these Consolidated Financial Statements.

Annual Report | March 31, 2022	15

Pomona Investment Fund	Consolidated Statement of Cash Flows
For the Year Ended March 31, 2022

Supplemental disclosure of operating activity
Cash paid for interest	458,864
Non-cash distributions received from Private Equity Investments	4,408,780

Supplemental disclosure of financing activity
Supplemental disclosure of reinvested distributions	39,484,455

Supplemental disclosure of cash and cash equivalents
Cash and cash equivalents at beginning of year
Cash	4,654,642
Cash held in foreign currency	—

Cash and cash equivalents at end of year
Cash	42,234,548
Cash held in foreign currency	17,473,587

Total cash and foreign currencies shown on the Consolidated Statement of Cash Flows	59,708,135

The accompanying notes are an integral part of these Consolidated Financial Statements.

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Pomona Investment Fund	Consolidated Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	Class A Shares
	For the Year Ended March 31, 2022		For the Year Ended March 31, 2021(a)	For the Year Ended March 31, 2020(a)	For the Year Ended March 31, 2019(a)	For the Year Ended March 31, 2018(a)
Net asset value - beginning of year	$13.34		$9.14	$10.20	$10.44	$10.09
Net increase in Net Assets from investment operations:
Net investment loss(b)	(0.32)		(0.11)	(0.15)	(0.15)	(0.04)
Net realized and unrealized gain on investments	3.71		5.07	0.40	1.16	1.34
Total income from investment operations:	3.39		4.96	0.25	1.01	1.30
Distributions from capital gains	(1.94)		(0.38)	(1.31)	(1.25)	(0.95)
Distributions from return of capital	—		(0.38)	—	—	—
Total distributions:	(1.94)		(0.76)	(1.31)	(1.25)	(0.95)
Net asset value - end of year	$14.79		$13.34	$9.14	$10.20	$10.44
Total Return(c)	26.25%		56.54%	1.99%	9.79%	13.34%
Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$273,039		$169,545	$96,479	$94,109	$80,983
Ratio of net investment loss to average Net Assets(d)	(2.32%)		(1.09%)	(1.45%)	(1.51%)	(0.59%)
Ratio of gross expenses to average Net Assets(e)(d)	3.59%		3.80%	4.03%	4.19%	3.85%
Ratio of expense waiver to average Net Assets	(0.00	%)(h)	(0.31%)	(0.48%)	(0.50%)	(0.71%)
Ratio of net expenses to average Net Assets(f)(g)	3.59%		3.49%	3.55%	3.69%	3.14%
Portfolio turnover rate	1.23%		—%	0.70%	—%	—%

(a)	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(b)	Based on average shares outstanding during the year.
(c)	Total Return based on net asset value per share is the combination of changes in net asset value per Share and reinvested dividend income at net asset value per Share, if any.
(d)	The ratios do not include investment income or expenses of the Private Equity Investments in which the Fund invests.
(e)	Represents the ratio of expenses to average Net Assets absent fee waivers and/or expense reimbursement by the Adviser.
(f)

The Adviser has entered into an Expense Limitation and Reimbursement Agreement with the Fund for a one-year term ending at the end of the Limitation Period to limit the amount of the Fund’s total annual ordinary operating expenses, excluding certain “Specified Expenses” as outlined in the Notes to the Consolidated Financial Statements. This amount includes expenses incurred by the Fund for recoupment to the Adviser for expenses previously waived. Had the Fund not incurred such expenses, the annualized ratio of net expenses to average net assets would have been 3.53%, 3.49%, 3.55%, 3.69% and 3.14% for the years ended March 31, 2022, 2021, 2020, 2019 and 2018, respectively.

(g)

Includes expenses excluded from the expense limitation. In addition, the ratio is calculated based on net expenses and average net assets. If the net expense ratio calculation was calculated quarterly rather than annualized, as is done for expense waiver calculations which is not, however, calculated based on average net assets, the net expense ratio would be 2.95%.

(h)	Amount is less than 0.005%.

The accompanying notes are an integral part of these Consolidated Financial Statements.

Annual Report | March 31, 2022	17

Pomona Investment Fund	Consolidated Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	Class M2 Shares
	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021(a)	For the Year Ended March 31, 2020(a)	For the Year Ended March 31, 2019(a)	For the Year Ended March 31, 2018(a)
Net asset value - beginning of year	$13.76	$9.36	$10.36	$10.54	$10.11
Net increase in Net Assets from investment operations:
Net investment loss(b)	(0.24)	(0.07)	(0.26)	(0.11)	(0.02)
Net realized and unrealized gain on investments	3.83	5.23	0.57	1.18	1.40
Total income from investment operations:	3.59	5.16	0.31	1.07	1.38
Distributions from capital gains	(1.94)	(0.38)	(1.31)	(1.25)	(0.95)
Distributions from return of capital	—	(0.38)	—	—	—
Total distributions:	(1.94)	(0.76)	(1.31)	(1.25)	(0.95)
Net asset value - end of year	$15.41	$13.76	$9.36	$10.36	$10.54
Total Return(c)	26.95%	57.37%	2.54%	10.40%	13.97%
Ratios/Supplemental Data:(d)
Net Assets, end of year (in thousands)	$1,160	$8,177	$6,745	$908	$830
Ratio of net investment loss to average Net Assets(e)	(1.90%)	(0.56%)	(1.19%)	(0.94%)	0.01%
Ratio of gross expenses to average Net Assets(f)(e)	3.62%	3.42%	3.95%	4.30%	4.51%
Ratio of expense waiver to average Net Assets(g)	(0.42%)	(0.49%)	(0.79%)	(1.18%)	(1.83%)
Ratio of net expenses to average Net Assets(g)(h)	3.20%	2.93%	3.16%	3.12%	2.68%
Portfolio turnover rate	1.23%	—%	0.70%	—%	—%

(a)	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(b)	Based on average shares outstanding during the year.
(c)	Total Return based on net asset value per share is the combination of changes in net asset value per Share and reinvested dividend income at net asset value per Share, if any.
(d)

Class M2 Shares commenced operations on October 1, 2016. These ratios include certain expenses related to the offering of this share class and other expenses associated with the commencement of operations that are specific only to the M2 share class.

(e)	The ratios do not include investment income or expenses of the Private Equity Investments in which the Fund invests.
(f)	Represents the ratio of expenses to average Net Assets absent fee waivers and/or expense reimbursement by the Adviser.
(g)

The Adviser has entered into an Expense Limitation and Reimbursement Agreement with the Fund for a one-year term ending at the end of the Limitation Period to limit the amount of the Fund’s total annual ordinary operating expenses, excluding certain “Specified Expenses” as outlined in the Notes to the Consolidated Financial Statements.

(h)

Includes expenses excluded from the expense limitation. In addition, the ratio is calculated based on net expenses and average net assets. If the net expense ratio calculation was calculated quarterly rather than annualized, as is done for expense waiver calculations which is not, however, calculated based on average net assets, the net expense ratio would be 2.40%.

The accompanying notes are an integral part of these Consolidated Financial Statements.

18	www.pomonainvestmentfund.com

Pomona Investment Fund	Consolidated Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	Class I Shares
	For the Year Ended March 31, 2022		For the Year Ended March 31, 2021(a)	For the Year Ended March 31, 2020(a)	For the Period April 1, 2018 (Commencement of Operations) to Year Ended March 31, 2019(a)
Net asset value - beginning of year	$13.76		$9.36	$10.36	$10.54	(b)
Net increase in Net Assets from investment operations:
Net investment loss(c)	(0.24)		(0.05)	(0.08)	(0.07	)(d)
Net realized and unrealized gain on investments	3.83		5.21	0.39	1.14
Total income from investment operations:	3.59		5.16	0.31	1.07
Distributions from capital gains	(1.94)		(0.38)	(1.31)	(1.25)
Distributions from return of capital	—		(0.38)	—	—
Total distributions:	(1.94)		(0.76)	(1.31)	(1.25)
Net asset value - end of year	$15.41		$13.76	$9.36	$10.36
Total Return(e)	26.95%		57.38%	2.54%	10.40	%(f)
Ratios/Supplemental Data:(g)
Net Assets, end of year (in thousands)	$271,743		$151,548	$73,303	$31,948
Ratio of net investment loss to average Net Assets(h)	(1.86%)		(0.48%)	(1.10%)	(1.24	%)(i)
Ratio of gross expenses to average Net Assets(j)(h)	3.05%		3.23%	3.62%	3.86	%(i)
Ratio of expense waiver to average Net Assets(k)	(0.00	%)(m)	(0.31%)	(0.53%)	(0.66	%)(i)
Ratio of net expenses to average Net Assets(k)(l)	3.05%		2.92%	3.09%	3.20	%(i)
Portfolio turnover rate	1.23%		—%	0.70%	—%

(a)	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(b)	The net asset value per share as of the beginning of the period, April 1, 2018 (Commencement of Operations) represents the initial net asset value per Share of $10.54.
(c)	Based on average shares outstanding during the year.
(d)	Per Share data of income/(loss) from investment operations is computed using the total income and expense for this year divided by end of year Shares.
(e)

Total return assumes a subscription of a share in the class at the beginning of the period indicated and a repurchase of a Share on the last day of the period, and assumes reinvestment of all distributions during the period when owning Shares of the class. Total return is not annualized for periods less than twelve months.

(f)	Not annualized.
(g)

Class I Shares commenced operations on April 1, 2018. These ratios include certain expenses related to the offering of this share class and other expenses associated with the commencement of operations that are specific only to the I share class.

(h)	The ratios do not include investment income or expenses of the Private Equity Investments in which the Fund invests.
(i)	Annualized.
(j)	Represents the ratio of expenses to average Net Assets absent fee waivers and/or expense reimbursement by the Adviser.
(k)

The Adviser has entered into an Expense Limitation and Reimbursement Agreement with the Fund for a one-year term ending at the end of the Limitation Period to limit the amount of the Fund’s total annual ordinary operating expenses, excluding certain “Specified Expenses” as outlined in the Notes to the Consolidated Financial Statements. This amount includes expenses incurred by the Fund for recoupment to the Adviser for expenses previously waived. Had the Fund not incurred such expenses, the annualized ratio of net expenses to average net assets would have been 2.99%, 2.92%, 3.09% and 3.20% for the years ended March 31, 2022, 2021, 2020, 2019 and 2018, respectively.

(l)

Includes expenses excluded from the expense limitation. In addition, the ratio is calculated based on net expenses and average net assets. If the net expense ratio calculation was calculated quarterly rather than annualized, as is done for expense waiver calculations which is not, however, calculated based on average net assets, the net expense ratio would be 2.95%.

(m)	Amount is less than 0.005%.

The accompanying notes are an integral part of these Consolidated Financial Statements.

Annual Report | March 31, 2022	19

Pomona Investment Fund	Consolidated Notes to Financial Statements
March 31, 2022

1. ORGANIZATION

Pomona Investment Fund (the “Fund”) was organized as a Delaware statutory trust on August 12, 2014 and commenced operations on May 7, 2015. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund is managed by Pomona Management LLC (the “Adviser” and the “Administrator”), an investment adviser registered under the Investment Advisers Act of 1940, as amended. The Fund seeks long-term capital appreciation by investing principally in private equity investments (“Private Equity Investments”). On August 3, 2017, in connection with the Fund’s revolving credit agreement with Barclays Bank PLC (the “Barclays Facility”), Pomona Investment Fund LLC was organized as a Delaware limited liability company and is a wholly owned subsidiary of the Fund.

It is anticipated that the Fund’s Private Equity Investments will predominantly consist of secondary and primary investments in private equity and other private asset funds (“Investment Funds”) and, to a lesser degree, direct investments in operating companies. Co-investments refer to direct investments in an operating company by the Fund alongside other investors, often one or more Investment Funds. Primary investments refer to investments in newly established private equity funds, typically sponsored by investment managers with an established investment track record. Seasoned primary investments, or seasoned primaries, refer to primary investments made after an Investment Fund has already invested a certain percentage of its capital commitments. Secondary investments refer to investments in existing Investment Funds that are typically acquired in privately negotiated transactions.

A board of trustees (the “Board”) has overall responsibility for the management and supervision of the business operations of the Fund. As permitted by applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Fund, any committee of the Board, or the Adviser.

As of March 31, 2022, the Fund offered three classes of shares; Classes A, I and M2 shares. All shares are continuously offered on a quarterly basis.

Class A Shares are offered at the then-current net asset value (“NAV”) plus an initial sales charge, if applicable, with a general minimum initial investment of $25,000. Class A shareholders pay a fee for distribution and shareholder servicing.

Class I Shares are offered to certain institutional investors, at the then-current NAV without an initial sales charge and with a general minimum initial investment of $1,000,000. Class I shareholders do not pay a fee for distribution or shareholder servicing.

Class M2 Shares are offered through intermediary wealth management platforms associated with private banks and trust companies, at the then-current NAV without an initial sales charge. The general minimum initial investment is $5,000,000. Class M2 shareholders do not pay a fee for distribution services.

Certain investors may purchase less than the minimum investment for Class I and Class M2 shares (noted above) pursuant to a Letter of Intent, which is further described in the Fund’s prospectus.

All share classes have the same rights and privileges, and have ownership in the same underlying investment portfolio.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is considered an investment company and therefore applies the guidance of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services - Investment Companies”. The following is a summary of significant accounting policies used in preparing the consolidated financial statements.

Consolidation of a Subsidiary

The consolidated financial statements of the Fund include Pomona Investment Fund LLC, a wholly owned-subsidiary of the Fund. All inter-company accounts and transactions have been eliminated.

As of March 31, 2022 the total value of investments held by the subsidiary is $429,559,904, or approximately 79% of the Fund’s net assets.

Valuation of Investments

The Fund follows the provisions of Fair Value Measurement set forth in ASC Topic 820 (“ASC 820”). The Fund has formal valuation policies and procedures (the “Valuation Procedures”), which have been approved by the Board. The Board has delegated direct and oversight responsibilities for making valuation determinations for investments held by the Fund to a valuation committee (the “Valuation Committee”),

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Pomona Investment Fund	Consolidated Notes to Financial Statements
March 31, 2022

which draws on the resources and personnel of the Administrator and the Adviser in carrying out its responsibilities. The Board receives valuation reports from the Valuation Committee on a quarterly basis and determines if the Valuation Procedures are operating as expected and the outcomes are reliable.

All investments are recorded at “Fair Value” in good faith. Fair value is based on actual or estimated market value, with special provisions for assets not having readily available market quotations, and for situations in which market quotations are deemed unreliable. The Private Equity Investments that the Fund makes normally do not have readily available market prices. Determining the fair value of Private Equity Investments and other assets requires that judgment be applied to the specific facts and circumstances of each asset while seeking to employ a valuation process that is consistently followed. There is not necessarily a single standard for determining fair value of such assets, and determinations of fair value may involve subjective judgments and estimates.

The fair values of the Fund’s Private Equity Investments are estimates and are determined by the Adviser in accordance with the Valuation Procedures. If applicable, these estimates are net of management and performance incentive fees or allocations payable pursuant to the respective organizational documents of each Private Equity Investment. Ordinarily, the fair value of a Private Equity Investment held by the Fund is based on the net asset value (“NAV”) of that Private Equity Investment reported by its investment manager. If the Adviser determines that the most recent NAV reported by the investment manager of a Private Equity Investment does not represent the fair value or if the investment manager of a Private Equity Investment fails to report a NAV to the Fund, a fair value determination is made by the Adviser in accordance with the Valuation Procedures. This includes adjusting the previous NAV provided by an investment manager with other relevant information available at the time the Fund values its portfolio, including capital activity and material events occurring between the reference dates of the investment manager’s valuation and the relevant valuation date.

In accordance with ASU 2015-07, the Fund is using NAV as a practical expedient. For investments that do not have readily determinable fair values and for which it is not possible to use NAV as a practical expedient, such as certain Direct Investments/Co-Investments, the Administrator will review and value such investments using one or more of the following types of analyses:

●	Market comparable statistics and public trading multiples discounted for illiquidity, minority ownership and/or other factors for investments with similar characteristics.
●	Discounted cash flow analysis, including a terminal value or exit multiple.
●	The cost of the investment, if the cost is determined to best approximate the fair value of the investment.
●	Valuations implied by third-party investment in similar assets or issuers.

Cash

The Fund holds cash at UMB Bank N.A. (the “Custodian”) and JPMorgan Chase Bank, N.A. At times, such deposits may be in excess of federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. There are no restrictions on the cash by the Fund.

Short-term Investments

Short-term investments represent investments in money market instruments and money market mutual funds, and are recorded at NAV per share which approximates fair value. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. Government securities, commercial paper, certificates of deposit and bankers acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements. There are no restrictions on the short-term investments held by the Fund.

Realized Gain/(Loss) on Investments, Interest Income, and Dividend Income

The Fund accounts for realized gains and losses, interest income, and dividend income on distributions received from Private Equity Investments based on the nature of such distributions as determined by each underlying investment manager.

Other Income from Private Equity Investments

The Fund accounts for other income on distributions received from Private Equity Investments based on the nature of such distributions as determined by the underlying investment fund managers. For the year ended March 31, 2022, the Fund earned other income of $593,114 which is reflected in Other income on the Consolidated Statement of Operations.

Income Recognition and Expenses

Income is recognized on an accrual basis as earned. Expenses are recognized on an accrual basis as incurred.

The Fund bears all expenses incurred in the course of its operations, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund’s account; professional fees; costs of insurance; registration expenses; and expenses of meetings of the Board. Expenses are allocated based on the NAV at the beginning of each quarter for each respective share class. Certain expenses of the Fund attributable to a particular share class will be allocated to the share class to which they are attributable.

Annual Report | March 31, 2022	21

Pomona Investment Fund	Consolidated Notes to Financial Statements
March 31, 2022

Use of Estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires the Fund’s Administrator to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Changes in the economic environment, financial markets, and any other factors or parameters used in determining these estimates could cause actual results to differ materially.

Foreign Currency

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of investments and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations.

3. FAIR VALUE DISCLOSURES

In accordance with ASC 820, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based on unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurement). The guidance establishes three levels of fair value as listed below.

Level 1 – Unadjusted quoted prices in active markets for identical investments that the Fund has the ability to access at the measurement date

Level 2 - Inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly, including inputs in markets that are not considered to be active

Level 3 – Significant unobservable inputs

The notion of unobservable inputs is intended to allow for situations in which there is little, if any, market activity for the asset or liability at the measurement date. Under Level 3, the owner of an asset must determine fair value based on its own assumptions about what market participants would take into account in determining the fair value of the asset, using the best information available.

The inputs or methodology for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement; however, the determination of what constitutes “observable” requires significant judgment by the Administrator. The Administrator considers observable data to be market data that is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The Fund’s Private Equity Investments are generally restricted securities that are subject to substantial holding periods and restrictions on resale and are not traded in public markets. Accordingly, the Fund may not be able to resell such investments for extended periods, if at all.

The following table is a summary of information about the levels within the fair value hierarchy at which the Fund’s investments are measured as of March 31, 2022:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Short-Term Investments	$628,336	$—	$—	$628,336
TOTAL	$628,336	$—	$—	$628,336

As the Fund uses the NAV as a practical expedient to determine the fair value of certain Private Equity Investments, these investments have not been classified in the U.S. GAAP fair value hierarchy. As of March 31, 2022, $576,942,200 was fair valued utilizing NAV as a practical expedient.

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Pomona Investment Fund	Consolidated Notes to Financial Statements
March 31, 2022

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

Asset Type	Balance as of March 31, 2021	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ Depreciation	Purchases	Sales Proceeds	Transfer into Level 3	Transfer Out of Level 3	Balance as of March 31, 2022
Direct Investments/ Co-Investments	$3,149,141	$2,309,696	$(703,542)	$—	$(4,755,295)	$—	$—	$—
	$3,149,141	$2,309,696	$(703,542)	$—	$(4,755,295)	$—	$—	$—

During the year ended March 31, 2022, the Fund did not have any transfers in or out of Level 3 of the fair value hierarchy. The Fund records all transfers at the end of each reporting period. The net change in unrealized appreciation/(depreciation) included in the Consolidated Statement of Operations attributable to Level 3 investments held at March 31, 2022 was zero.

A listing of the Private Equity Investment types held by the Fund and the related attributes, as of March 31, 2022, are shown in the table below:

Investment Category	Investment Strategy	Fair Value	Unfunded Commitments	Redemption Frequency*	Notice Period (In Days)	Redemption Restrictions Terms**
Direct Investments/ Co-Investments	Investments in an operating company alongside other investors	$ 27,642,520	$ 4,139,652	None	N/A	Liquidity in the form of distributions from Private Equity Investments
Primary	Investments in newly established private equity funds	24,416,113	71,512,884	None	N/A	Liquidity in the form of distributions from Private Equity Investments
Seasoned Primary	Primary investments made after an Investment Fund has already invested a certain percentage of its capital commitment	41,912,912	20,934,091	None	N/A	Liquidity in the form of distributions from Private Equity Investments
Secondary	Investments in existing Private Equity Investments that are typically acquired in privately negotiated transactions	482,970,655	90,799,985	None	N/A	Liquidity in the form of distributions from Private Equity Investments

*

The information summarized in the table above represents the general terms for the specified investment type. Individual Private Equity Investments may have terms that are more or less restrictive than those terms indicated for the investment type as a whole. In addition, most Private Equity Investments have the flexibility, as provided for in their constituent documents, to modify and waive such terms.

**

Distributions from Private Equity Investments occur at irregular intervals, and the exact timing of distributions from Private Equity Investments cannot be determined. It is estimated that distributions will occur over the life of the Private Equity Investments.

The fair value relating to certain underlying investments of these Private Equity Investments, for which there is no readily available market, has been estimated by the respective Private Equity Investment’s management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a readily available market for the investments existed. These differences could be material.

Annual Report | March 31, 2022	23

Pomona Investment Fund	Consolidated Notes to Financial Statements
March 31, 2022

4. MANAGEMENT FEE, ADMINISTRATION FEE, RELATED PARTY TRANSACTIONS AND OTHER

The Adviser provides certain management and advisory services to the Fund, including allocating the Fund’s assets and monitoring each Private Equity Investment to determine whether its investment program is consistent with the Fund’s investment objective and whether its investment performance and other criteria are satisfactory. In consideration for these services, the Fund pays the Adviser a quarterly management fee of 0.4125% (1.65% on an annualized basis) of the Fund’s quarter-end NAV (before any repurchases of Shares) (the “Management Fee”). For the year ended March 31, 2022, the Fund incurred a Management Fee of $7,863,562.

The Administrator performs certain administrative, accounting and other services for the Fund, including (i) providing and/ or arranging and overseeing the provision of office space, adequate personnel, and communications and other facilities necessary for administration of the Fund, (ii) performing certain administrative functions to support the Fund and its service providers, (iii) supporting the Board and providing it with information, (iv) providing accounting and legal services in support of the Fund, (v) providing compliance testing services, (vi) analyzing the value of the Fund’s assets, and (vii) reviewing and arranging for payment of the Fund’s expenses and other support services. In consideration of these services, the Fund pays the Administrator a quarterly fee of 0.0625% (0.25% on an annualized basis) of the Fund’s quarter-end NAV (before any repurchase of Shares) (the “Administration Fee”). For the year ended March 31, 2022, the Fund incurred an Administration Fee of $1,191,449.

The Adviser has entered into an expense limitation agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund that has been extended through September 30, 2023 (the “Limitation Period”) to limit the amount of the Fund’s aggregate quarterly ordinary operating expenses, excluding certain specified expenses listed below (“Specified Expenses”), borne by the Fund during the Limitation Period, to an amount not to exceed 0.50% on an annualized basis of the Fund’s quarter-end NAV (the “Expense Cap”). Specified Expenses include: (i) the Management Fee; (ii) all fees and expenses of Private Equity Investments and direct investments in which the Fund invests (including all acquired fund fees and expenses); (iii) transactional costs, including legal costs and brokerage commissions, associated with the acquisition and disposition of secondaries, primaries, direct investments, ETFs, and other investments; (iv) interest payments incurred on borrowing by the Fund; (v) fees and expenses incurred in connection with any credit facility, if any, obtained by the Fund; (vi) the administration fee; (vii) the distribution and servicing fee or shareholder servicing fee, as applicable; (viii) taxes; and (ix) extraordinary expenses (expenses resulting from events and transactions that are distinguished by their unusual nature and by the infrequency of their occurrence). To the extent that the Fund’s aggregate quarterly ordinary operating expenses, exclusive of the Specified Expenses for any quarter exceed the Expense Cap, the Adviser will waive its fees and/ or reimburse the Fund for expenses to the extent necessary to eliminate such excess. To the extent that the Adviser waives fees or reimburses expenses, it is permitted to recoup any amounts waived and expense amounts previously paid or borne by the Adviser, for a period not to exceed three years from the quarter in which such fees were waived or expenses were borne by the Adviser, even if such reimbursement occurs after the termination of the Limitation Period, provided that the Fund’s aggregate quarterly ordinary operating expenses for the quarter in which such reimbursement is sought, not including Specified Expenses, have fallen to a level below the Expense Cap that was in effect during the quarter in which the fees were waived or expenses were borne by the Adviser.

For the year ended March 31, 2022, the Adviser waived fees in the amount of $20,298, which are subject for recoupment. The Adviser recouped $260,614 of previously waived fees which is netted with recouped fees and is reflected in waiver and/or expense reimbursements on the Consolidated Statement of Operations. At March 31, 2022, the amounts outlined below are available for recoupment:

Quarter of Expiration:
June 2022	$190,956
September 2022	120,781
December 2022	83,121
March 2023	166,928
June 2023	301,962
September 2023	164,351
December 2023	111,996
March 2024	169,812
June 2024	274,390
September 2024	1,370
December 2024	344
March 2025	4,809

Voya Investments Distributor, LLC acts as the distributor of the Shares (the “Distributor”). The Distributor directly distributes Shares to investors and may also enter into selected dealer agreements with various brokers and dealers (“Selling Agents”) that have agreed to participate in the distribution of the Fund’s Shares. The Fund pays the Distributor a quarterly fee of 0.1375% (0.55% on an annualized basis) of the Fund’s NAV attributable to Class A shares as of each quarter- end, determined as of the last day of each quarter (before any repurchases of Shares) (the “Distribution and Servicing Fee”), for distribution and investor services provided to Class A shareholders. The Distribution and Servicing Fee is charged on an aggregate class-wide basis, and shareholders are expected to be subject to the Distribution and Servicing Fee

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Pomona Investment Fund	Consolidated Notes to Financial Statements
March 31, 2022

as long as they hold their Class A Shares. The Distributor may, in its sole discretion, pay various Selling Agents some or all of the Distribution and Servicing Fee to compensate such Selling Agents for distribution and servicing support. The Distributor, Adviser, and Administrator are subsidiaries of Voya Financial, Inc. For the year ended March 31, 2022 the Fund incurred a Distribution and Servicing Fee of $1,338,857.

Each member of the Board that is not an “interested person” (as defined in the 1940 Act) (an “Independent Trustee”) is paid an annual retainer of $35,000, a fee of $5,000 per year for serving on committees of the Board, and a fee per each regular quarterly meeting of the Board of $2,500, plus reimbursement of reasonable out of pocket expenses. For the year ended March 31, 2022, the Fund incurred Trustee fees and expenses in the amount of $151,256 which is reflected in Other Expenses on the Consolidated Statement of Operations.

The Fund retained Foreside Consulting Services, LLC (formerly known as Alaric Compliance Services, LLC) to provide compliance services to the Fund, including a Chief Compliance Officer. For the year ended March 31, 2022, the Fund incurred Chief Compliance Officer fees and expenses in the amount of $90,000 which is reflected in Other Expenses on the Consolidated Statement of Operations.

The Fund will continuously incur offering costs so long as it is accepting new investors. These costs enable the Fund to be offered to investors. These offering costs are either (i) expensed by the Fund as incurred or (ii) treated as deferred charges and amortized over the subsequent 12-month period using the straight-line method if such amounts are greater than $10,000. For the year ended March 31, 2022, the Fund incurred $137,090 of offering costs.

Certain shareholders of the Fund (“Affiliated Shareholders”) are affiliated with the Adviser. The aggregate value of the Affiliated Shareholders’ share of NAV at March 31, 2022 is $141,669,209. The Fund also has $366,320 payable to affiliates, which is included in Due to affiliates on the Consolidated Statement of Assets and Liabilities as of March 31, 2022.

SS&C Technologies, Inc. and certain of its affiliates (collectively, “SS&C”) provide certain sub- administrative, sub-accounting, and tax administration services to the Fund based on the Fund’s Service Agreement. For these services, the Fund pays an annual fee to SS&C based upon average net assets, subject to certain minimums.

DST Asset Manager Solutions, Inc. serves as the Fund’s transfer agent with respect to maintaining the registry of the Fund’s shareholders and processing matters relating to subscriptions for, and repurchases of, Shares.

5. REVOLVING CREDIT AGREEMENT

Effective March 30, 2020, the Fund entered into a $40,000,000 revolving credit agreement with Barclays Bank PLC. The Barclays Facility has a five year term. Borrowings under the Barclays Facility bears interest at London Interbank Offered Rate (“LIBOR”) or Euro Interbank Offered Rate (“EURIBOR”) plus 2.85% per annum, and has a commitment fee of 0.85% per annum on the daily unused portion. Effective June 3, 2021, the Fund amended its agreement with Barclays Bank PLC to increase the size of the Barclays Facility to $80,000,000 and extend the term to six years. The Fund entered into the Barclays Facility for working capital requirements, such as financing repurchases of shares, distributions to investors and investments. For the year ended March 31, 2022, the Fund utilized the facility, borrowed €33,000,000 (net of paydowns and equivalent to $37,239,390), incurred $451,920 in commitment fees and €513,855 (equivalent to $586,219) of interest expense on borrowings at a 2.85% weighted average interest rate. The average borrowing and interest rates for the year were €18,030,000 and 2.85% respectively. As of March 31, 2022, the Fund had €43,200,000 (equivalent to $47,990,882) of outstanding borrowings on the Barclays Facility.

Information about the Fund’s senior securities as of March 31, 2022 is shown in the following table:

Class and Year Ended	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per $1,000 of indebtness(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
Barclays Facility
March 31, 2022	$47,990,882	$12,376	—	N/A

(1)	Total amount of each class of senior securities outstanding at principal value at the end of the period presented.

(2)

The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness.

(3)

The amount to which such class of senior security would be entitled upon our involuntary liquidation in preference to any security junior to it. The “—” in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.

(4)	Not applicable to senior securities outstanding as of year end.

Annual Report | March 31, 2022	25

Pomona Investment Fund	Consolidated Notes to Financial Statements
March 31, 2022

6. CAPITAL SHARE TRANSACTIONS

The Fund accepts initial and additional purchases of Shares as of the first business day of each calendar quarter at the Fund’s then-current NAV per Share of each respective share class (determined as of the close of business on the last business day of the immediately preceding quarter). To provide a limited degree of liquidity to shareholders, the Fund may from time to time offer to repurchase Shares pursuant to written tenders by shareholders. It is expected that the Adviser will normally recommend to the Board that the Fund conduct an offer to repurchase shares on a quarterly basis as of the end of each calendar quarter, so that each repurchase would occur as of each March 31, June 30, September 30 and December 31 of every year, although the Adviser may not recommend, and the Board may not authorize, a repurchase offer for any quarter in which the Adviser believes that it would be detrimental to the Fund for liquidity or other reasons. It is also expected that the Adviser will recommend to the Board that any such tender offer would be for an amount that is not more than 5% of the Fund’s NAV. There can be no assurance that the Board will accept the Adviser’s recommendation.

7. FEDERAL AND OTHER TAXES

It is the Fund’s intention to meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), that are applicable to a regulated investment company (“RIC”). The Fund elected to be a RIC with the filing of its 2015 federal income tax return. The Fund intends to continue to operate so as to qualify to be taxed as a RIC under the Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, among other requirements, the Fund is required to distribute at least 90% of its investment company taxable income, as defined by the Code. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. While the Fund intends to distribute substantially all of its taxable net investment income and capital gains, if any, in a manner necessary to minimize the imposition of a 4% excise tax, there can be no assurance that it will avoid any or all of the excise tax. In such event, the Fund will be liable only for the amount by which it does not meet the foregoing distribution requirements. The Fund has adopted October 31 as its tax year end. Accordingly, tax basis distributions made during the 12 months ended March 31, 2022, but after the Tax Year ended October 31, 2021, will be reflected in the notes to the Fund’s financial statements for the fiscal year ending March 31, 2023. The Fund’s open tax years generally, the three prior taxable years for which the applicable statutes of limitations have not expired are subject to examination by U.S. federal, state and local tax authorities.

In accounting for income taxes, the Fund follows the guidance in FASB ASC Codification 740, as amended by ASU 2009-06, “Accounting for Uncertainty in Income Taxes” (“ASC 740”). ASC 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the consolidated financial statements. Management has concluded, there were no uncertain tax positions as of March 31, 2022 for federal income tax purposes or in, the Fund’s major state and local tax jurisdictions; Delaware, New York State, and New York City. Management evaluates the tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained upon examination by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold that would result in a tax benefit or expense to the Fund would be recorded as a tax benefit or expense in the current year. The Fund has not recognized any tax liability for unrecognized tax benefits or expenses. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations. During the year ended March 31, 2022, the Fund did not incur any interest or penalties.

Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect the applicable tax characterization. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. The tax basis components of distributable earnings differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities and Net Assets due to temporary book/tax differences arising primarily from partnership investments. These amounts will be finalized before filing the Fund’s federal tax return.

For the tax year ended October 31, 2021, permanent differences between book and tax basis are attributable to certain non-deductible expenses for tax purposes and net operating losses. These reclassifications have no effect on total NAV or NAV per Share. For the tax year ended October 31, 2021, the following amounts were reclassified:

Paid-in Capital	$(3,478,069)
Total distributable earnings (or loss)	3,478,069

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Pomona Investment Fund	Consolidated Notes to Financial Statements
March 31, 2022

At March 31, 2022, the federal tax cost of investments and unrealized appreciation (depreciation) as of the year ended were as follows:

Cost of investments for tax purposes	$401,200,350
Gross tax unrealized appreciation	225,199,088
Gross tax unrealized depreciation	(48,828,902)
Net appreciation (depreciation) of foreign currency and derivatives	5,744
Net tax unrealized appreciation (depreciation) on investments	$176,375,930

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences related to the timing of the recognition of income, gains and losses from the underlying investments for tax purposes.

As of October 31, 2021, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Tax accumulated earnings	—
Accumulated capital and other losses	6,556,226
Unrealized appreciation	176,249,362
Late year ordinary losses	(7,687,567)
Distributable net earnings	$175,118,021

As of October 31, 2021, the Fund had no capital loss carryforwards.

As of October 31, 2021, the Fund had $7,687,567 of qualified late-year ordinary losses, which are deferred until the following tax year ended October 31, 2022. Net late-year losses incurred after December 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The tax character of distributions paid during the tax year ended October 31, 2021 and October 31, 2020 was as follows:

Distribution paid from:	2021	2020
Ordinary income	$—	$—
Long-term capital gains	7,833,651	11,604,757
Return of Capital	—	7,767,178
Total distributions paid	$7,883,651	$19,371,935

8. INVESTMENT TRANSACTIONS

Total contributions to and purchases of Private Equity Investments (excluding short-term investments) for the year ended March 31, 2022 amounted to $283,429,374. Total distribution proceeds from sale, redemption, or other disposition of Private Equity Investments (excluding short-term investments) for the year ended March 31, 2022 amounted to $113,035,547.

9. INDEMNIFICATION

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the ordinary course of business, the Fund may enter into contracts or agreements that contain indemnification or warranties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

10. COMMITMENTS

As of March 31, 2022, the Fund had outstanding investment commitments to Private Equity Investments totaling $187,386,612.

Annual Report | March 31, 2022	27

Pomona Investment Fund	Consolidated Notes to Financial Statements
March 31, 2022

11. REFERENCE RATE REFORM

The U.K. Financial Conduct Authority has announced that it intends to stop persuading or compelling banks to submit LIBOR rates after 2021, and it remains unclear whether LIBOR will continue to exist after that date and, if so, in what form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in many major currencies. The U.S. Federal Reserve Board, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication.

Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on the Fund’s existing investments (including, for example, fixed-income investments; senior loans; CLOs and CDOs; and derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of the Fund; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on the Fund. On March 5, 2021, the FCA and ICE Benchmark Authority formally announced that certain LIBORS would cease publication after December 31, 2021 and that the remainder of LIBORs will cease publications after June 30, 2023.

12. MACROECONOMIC RISKS

The COVID-19 (novel coronavirus) global pandemic, the Russia-Ukraine war, and resulting supply chain disruptions, geopolitical risk and economic sanctions have disrupted global economies and financial markets and their prolonged impact is uncertain. The operational and financial performance of the Fund’s investments depends on future developments, including the duration, spread and conclusion of these events and such uncertainty may in turn impact the value of the Fund’s investments.

13. SUBSEQUENT EVENTS

Effective April 1, 2022, there were subscriptions to the Fund in the amount of $23,139,828 for Class A and $43,205,600 for Class I Shares. Through the date the consolidated financial statements were issued, there have not been any additional subscriptions to the Fund.

The Fund has evaluated subsequent events through the date the consolidated financial statements were issued, and has determined that there were no other subsequent events that require disclosure in or adjustment to the consolidated financial statements.

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Pomona Investment Fund	Additional Information
March 31, 2022 (Unaudited)

PROXY VOTING

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Fund’s Form N-PX filing is available: (i) without charge, upon request, by calling the Fund at 1-844-2POMONA or (ii) by visiting the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT Part F). The Fund’s Form N-PORT Part F are available, without charge and upon request, on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

TAX INFORMATION

For Federal income tax purposes, the Fund designated long-term capital gain dividends of $7,833,651 for the tax year ended October 31, 2021.

Annual Report | March 31, 2022	29

Pomona Investment Fund	Approval of Continuance of Investment Management Agreement
March 31, 2022 (Unaudited)

This section describes some factors considered by the Board of Trustees (the “Trustees” or “Board”) of Pomona Investment Fund (the “Fund”) in the Board’s consideration and approval of the continuance of key agreements under which the Fund is managed. The Board is responsible for the oversight of the Fund. As a registered investment company, the Fund is subject to the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules under the 1940 Act that have been adopted by the U.S. Securities and Exchange Commission (the “SEC”). Under the 1940 Act, the Board, including a majority of the Trustees who are not parties to the Fund’s contract for investment advisory services and who are independent from management under a statutory standard set forth in that Act (the “Independent Trustees”), must, to allow an investment adviser to manage the Fund, approve the Fund’s agreement for investment advisory services for an initial term of not greater than two years, and thereafter must annually review and approve the agreement. For the Fund, this agreement is called the Investment Management Agreement (the “Advisory Agreement”) and it appoints Pomona Management LLC (the “Adviser”) to serve as investment adviser.

At a meeting held on February 25, 2022 (the “Meeting”), the Board, including all of the Independent Trustees, met in person, joined by, among others, representatives of the Adviser and counsel to the Fund and Adviser (“Fund Counsel”), to give consideration to information provided by the Adviser in seeking approval from the Board of the continuance of the Advisory Agreement. A description of certain of the factors the Board considered and its conclusions in approving the continuance of the Advisory Agreement for a one-year period (the “Renewal Period”) follows.

In preparation for the Meeting, the Board was presented with information to assist in its deliberations. Those materials included information prepared by the Adviser comparing the Fund’s total contractual advisory fees, fees for administrative services, and total expense ratio, both gross and net of expense limitations, with those of peer funds with comparable investment and structural features selected by the Adviser (the “Selected Peer Group”). The Board also received information related to the methodology used by the Adviser in constructing the Selected Peer Group. The materials also included information about the Adviser, a copy of the Advisory Agreement, and a copy of the Adviser’s Form ADV filed with the SEC. The Trustees also received a memorandum from Fund Counsel describing the Board’s responsibilities with respect to the approval of the Advisory Agreement.

In connection with the Meeting, the Board also reviewed information provided by the Adviser or others concerning the following:

●	the key terms of the Advisory Agreement, including the fees payable under the agreement;

●

the nature and extent of the services provided by the Adviser, including information about the investment objective, policies and strategies applicable to the Fund and the Adviser’s experience and capabilities in private equity investing;

●	the Adviser’s experience and capabilities in managing a fund that invests primarily in secondary investments in private equity funds;

●	the Adviser’s experience and capabilities in managing a fund that provides private equity exposure that is differentiated by type of private equity opportunity and geography;

●	the investment performance of the Fund and other accounts that are managed by the Adviser;

●	the current organization and personnel of the Adviser, including background information and their

●	experience in private equity investing, changes in the Fund’s portfolio management team during the preceding year and information about expected changes to certain personnel of the Adviser;

●

a copy and a summary of the key terms of the Administration Agreement between the Fund and the Adviser (in its role as Administrator under the Administration Agreement), including the fees payable under the Administration Agreement and indemnification provisions in favor of the Adviser; and

●	a copy of the Distribution Agreement between the Fund and Voya Investments Distributor, LLC

●

(the “Distributor”) and a description of the manner in which the Fund’s shares are distributed by its principal underwriter, and the payment by certain share classes of the Fund of a distribution and shareholder servicing fee to the Distributor.

Nature, Extent and Quality of Services Provided Under the Advisory Agreement

In addition to the items described above, the Board considered and reviewed information concerning (1) the services provided under the Advisory Agreement; (2) the nature and quality of services provided to the Fund by the Adviser; (3) the risk and reward characteristics of the Fund based on the Adviser’s strategies and management; (4) the access that the Fund provides to eligible investors to private equity investments that otherwise can be difficult to access; and (5) the value of making available in a registered fund strategies similar to those that the Adviser provides to privately offered funds.

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Pomona Investment Fund	Approval of Continuance of Investment Management Agreement
March 31, 2022 (Unaudited)

Based upon its review, the Board concluded that Adviser’s continued management likely would benefit the Fund and its shareholders.

Fee Rates and Profitability

The Board reviewed and considered the contractual fee for advisory services, as well as the contractual fee for administrative services, payable by the Fund to the Adviser. The Trustees also reviewed the comparative fee information from the analysis prepared by the Adviser. The Trustees noted the difficulty in identifying relevant comparative fee information due to the Fund’s unique structure and investment strategies and the limited universe of similar funds. The Board further noted that there are no known research firms that provide research coverage for unlisted closed-end funds, generally, or funds that focus on investing in private equity in particular. The Trustees considered the criteria the Adviser had used in selecting the Selected Peer Group and in determining which funds in the Selected Peer Group are relevant for the various comparisons of fee and expense information presented by the Adviser.

In considering the fees payable under the Advisory Agreement, the Board considered the pricing structure, including the expense ratio borne by shareholders of the Fund, including that the advisory fee is higher than the median advisory fee of relevant funds in the Selected Peer Group, although some of those funds are subject to performance and/or incentive fees that can raise their effective fee levels. The Trustees also took into account the Adviser’s representations regarding the complexity associated with managing the Fund given its strategies and focus on private equity investing, including the emphasis on secondary investments in private equity funds and on private equity exposure that is differentiated by type of private equity opportunity and geography. The Board also considered that the net expense ratio of the Fund is higher than the median net expense ratio, but within the range, of relevant funds in the Selected Peer Group. The Trustees took into account that the Selected Peer Group did not include any funds that focused principally on secondary investments in underlying private equity funds in a manner similar to the Fund.

The Board also considered the fees charged by the Adviser to private funds under its management with similar investment strategies to those of the Fund, and noted that although the advisory fee for the Fund is higher than the advisory fee charged to the Adviser’s most recent private fund, each of the private funds have performance and/or incentive fees that, depending on performance, may cause a private fund’s effective fees to be higher than its base fee.

The Trustees also reviewed the contractual fee paid under the Administration Agreement, and compared the Fund’s administration fee structure to that of a fund in the Selected Peer Group. The Board considered that the Selected Peer Group fund was subject to a lower administration fee than that of the Fund (and that the Selected Peer Group fund’s administration fee has the potential to decrease in the future if the fund’s assets were to grow significantly). The Trustees also noted that the Fund’s estimated “other expenses,” inclusive of the administration fee, is higher than the median and mean of “other expenses” among the Selected Peer Group funds.

With respect to the profits realized by the Adviser, the Board considered the asset levels at which the Adviser expects to begin to attain a profit on managing the Fund. The Adviser reported that the Fund was expected to continue to be profitable in 2022 and that the Adviser expects to continue to see increasing profits from the Fund in future projected years. Based on its review, the Board concluded, in light of the Fund’s investment objective and strategies and the services rendered by the Adviser, that the fee for the Advisory Agreement is reasonable and that the overall expenses borne by the Fund, including the fees paid under the Advisory and Administration Agreements, and the net expenses of the Fund after the expense limits that the Adviser bears are reasonable.

Economies of Scale

While it was noted that the Fund’s advisory and administration fees will not decrease as the Fund’s assets grow because these fees are not subject to fee breakpoints, the Board concluded that the Fund’s advisory and administration fees are appropriate in light of the projected size of the Fund and appropriately reflect the current economic and competitive environment for the Adviser. The Board further noted that as of September 30, 2021, the Fund had not incurred expenses in excess of the current expense limitation and is reimbursing the Adviser for prior period expenses waived. The Trustees also observed that they will have the opportunity to periodically re-examine whether the Fund has achieved economies of scale in the future as the Fund grows to determine if and how and how any such economies of scale could be shared with the Fund and its investors.

Performance

The Board concluded on the basis of information derived from a comparison of performance among funds in a peer group with the Fund that the Adviser had achieved investment performance that was competitive relative to comparable funds over longer-term trailing periods, and the Trustees took into consideration the fact that the Adviser focuses on long-term performance results with respect to its management of the Fund and that the Fund may have periods of underperformance when measured on a more short-term basis.

Annual Report | March 31, 2022	31

Pomona Investment Fund	Approval of Continuance of Investment Management Agreement
March 31, 2022 (Unaudited)

The Board considered the performance of the Fund relative to that of a peer group of funds selected by the Adviser with similar investment strategies and objectives to those of the Fund (the “Performance Peer Group”). The Board noted the difficulty in selecting a peer group for the Fund, based on factors similar to those discussed in the “Fee Rates and Profitability” section above and observed that no third-party research firms have identified relevant peer groups for purposes of comparing the Fund’s performance. The Trustees considered that the returns of the Fund’s Class A Shares outperformed the median returns of the Performance Peer Group for the three-year period ended September 30, 2021 and outperformed all of the funds in the Performance Peer Group for the one-year period ended September 30, 2021. The Board concluded that the Adviser has the capabilities to generate a satisfactory long-term investment performance in managing the Fund that is appropriate in light of the Fund’s investment objective, policies and strategies.

Other Benefits to the Adviser

The Board also considered other ancillary benefits that have been realized by the Adviser from its relationship with the Fund. The Board noted that the Adviser also serves as Administrator to the Fund and is compensated for those services. The Board also noted that an affiliate of the Adviser serves as Distributor for the Fund and is compensated for those services. The Board did not identify any other ancillary benefits. The Trustees concluded that the other benefits derived by the Adviser and its affiliates from their relationship with the Fund are reasonable and fair and consistent with industry practice and the best interests of the Fund and its shareholders.

Conclusion

Based on consideration of all factors deemed relevant, the Board determined that approval of the continuance of the Advisory Agreement was in the best interests of the Fund. The Board did not identify any single factor or group of factors as all important or controlling and considered multiple factors.

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Pomona Investment Fund	Fund Management
March 31, 2022 (Unaudited)

Independent Trustees

The Independent Trustees of the Fund, their ages, addresses, positions held, lengths of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes any open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any registered funds that have an adviser that is an affiliate of the Adviser.

INDEPENDENT TRUSTEES
Name, Age and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/ Directorships Held Outside the Fund Complex**
Anthony Bowe (65) 780 Third Avenue 46th Floor New York, NY 10017	Trustee	January 2015 – Present	Co-Head of The Credit Suisse Private Fund Group (1998 – 2014).	1	None
Richard D’Amore (68) 780 Third Avenue 46th Floor New York, NY 10017	Trustee	January 2015 – Present	Co-Founder and General Partner of North Bridge Venture Partners (1999 – present).	1	Director, Veeco Instruments, Inc.
Edwin A. Goodman (82) 780 Third Avenue 46th Floor New York, NY 10017	Trustee	January 2015 – Present	Co-Founder and General Partner of Milestone Venture Partners (1999 – present).	1	None

*	Each Trustee serves an indefinite term, until his or her successor is elected.

**	This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

Annual Report | March 31, 2022	33

Pomona Investment Fund	Fund Management
March 31, 2022 (Unaudited)

Interested Trustees

The Interested Trustees of the Fund, their ages, addresses, positions held, length of time served, principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Interested Trustee (as of March 31, 2022) and the other directorships, if any, held by the Interested Trustee, are shown below.

INTERESTED TRUSTEES
Name, Age and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/ Directorships Held Outside the Fund Complex**
Michael D. Granoff (63) 780 Third Avenue 46th Floor New York, NY 10017	Trustee, President and Principal Executive Officer	August 2014 – Present	Chief Executive Officer of Pomona Management LLC (1994 – present).	1	None
Michael J. Roland (64) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258	Trustee	January 2015 – Present	Managing Director and Chief Operative Officer, Voya Investments, LLC and Voya Funds Services, LLC (April 2012 – April 2018).	1	None

*	Each Trustee serves an indefinite term, until his or her successor is elected.

**	This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

OFFICERS
Name, Age and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Michael D. Granoff (63) 780 Third Avenue 46th Floor New York, NY 10017	President and Principal Executive Officer	August 2014 – Present	Chief Executive Officer of Pomona Management LLC (1994 – present).
John Stephens (53) 780 Third Avenue 46th Floor New York, NY 10017	Secretary	March 2022 – Present	Chief Financial Officer of Pomona Management LLC (2011 - present).
Frances Janis (63) 780 Third Avenue 46th Floor New York, NY 10017	Principal Financial Officer	August 2014 – Present	Senior Partner, Pomona Management LLC (1994 – present).

*	Each Trustee serves an indefinite term, until his or her successor is elected.

34	www.pomonainvestmentfund.com

Pomona Investment Fund	Privacy Policy
March 31, 2022 (Unaudited)

FACTS	WHAT DOES POMONA INVESTMENT FUND (“POMONA”) DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include: Your name, address, phone number, e-mail address, social security number and your transactions with us. When you are no longer our customer, we may continue to share your information as described in this notice.

How?

All financial companies need to share personal information to run their everyday business. In the section below, we list the reasons financial companies can share their personal information; the reasons we choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Pomona share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?
Call 1-844-2POMONA or go to pomonainvestmentfund.com.

Annual Report | March 31, 2022	35

Pomona Investment Fund	Privacy Policy
March 31, 2022 (Unaudited)

Who We Are
Who is providing this notice?	POMONA INVESTMENT FUND (“POMONA”)
What We Do
How does Pomona protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Pomona collect my personal information?

We collect your personal information, for example, when you:

● open an account

● provide account information

● seek information about your investments

● make investments or withdrawals from your account

● tell us where to send the money

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

● sharing for affiliates’ everyday business purposes — information about your creditworthiness

● affiliates from using your information to market to you

● sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
For Other Important Information

See our Supplemental State-Specific Privacy Notice, attached as Appendix A, for additional information about the categories of personal information that we collect and share, the individual rights granted under certain state laws, and how to exercise those rights. Pomona does not sell personal information. If you live in a state such as California or Vermont where the laws further restrict the sharing of your personal information, we will not share information we collect about you with nonaffiliates, unless the law allows, and we will limit sharing among our affiliates to the extent required by state law.

Questions?
Call 1-844-2POMONA or go to pomonainvestmentfund.com.

36	www.pomonainvestmentfund.com

Pomona Investment Fund	Privacy Policy
March 31, 2022 (Unaudited)

This notice applies to individuals only as and to the extent required by state law. You may live in a state that does not have an applicable law, or the law may contain exemptions that make this notice inapplicable to you.

DO NOT SELL	POMONA DOES NOT SELL PERSONAL INFORMATION
Categories of personal information we collect

The categories of personal information we collect depend on the product or service you have with us and may include your name, postal address, email address, Social Security number, driver’s license number, passport number, professional or employment-related information and other financial information. If you visit our website, we may collect your Internet Protocol (IP) address, browsing history, search history and information regarding your interaction with our web sites, applications and advertisements.

Purposes for which we collect personal information

The business purposes for which we collect personal information include the provision of financial products and services (e.g. maintaining accounts, processing payments, servicing customers), auditing consumer interactions and transactions, detecting security incidents and preventing fraud, identifying and repairing errors that impair functionality, activities to verify or enhance the quality of services, and other internal uses permitted under applicable laws.

Third parties with which personal information is shared

The categories of personal information we collect depend on the product or service you have with us and may include your name, postal address, email address, Social Security number, driver’s license number, passport number, professional or employment-related information and other financial information. If you visit our website, we may collect your Internet Protocol (IP) address, browsing history, search history and information regarding your interaction with our web sites, applications and advertisements.

Individual Rights	Description
Right to deletion	Your right to request that Pomona delete your personal information, unless it is necessary for us to retain it for a purpose permitted by law.
Right to disclosure

Your right to request that Pomona disclose to you the following: (1) the categories of personal information we have collected about you, (2) the categories of sources from which the personal information is collected, (3) the business or commercial purpose for collecting the personal information, (4) the categories of third parties with which we share the personal information, and (5) the specific pieces of personal information we have collected about you.

Right to information about onward disclosures

Your right to request that Pomona disclose to you the following: (1) the fact that we do not sell your personal information, and (2) the categories of your personal information that we have disclosed for a business purpose.

Right to prohibit sales	Your right to direct a business that sells personal information to third parties not to sell your personal information. Pomona does not sell personal information.
Right to fair treatment

We may not discriminate against you for exercising any of your individual rights, such as by denying you products or services, charging you different prices or rates, or providing a different level or quality of products and services.

To Exercise Your Individual Rights	Contact us to submit a personal data request at 1-844-2POMONA or pomonainvestmentfund.com.

Voya Investments Distributor, LLC, Member FINRA/SIPC, serves as distributor for Pomona Investment Fund. Our office is located at 780 Third Avenue, 46th Floor, New York, NY 10017.

Annual Report | March 31, 2022	37

Must be accompanied or preceded by a prospectus.

(b)	Not applicable.

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Mr. Richard D’Amore is qualified to serve as the audit committee financial expert serving on its audit committee and that Mr. D’Amore is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a) The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal periods are $275,500 for the fiscal year ended March 31, 2021 and $237,500 for the fiscal year ended March 31, 2022.

Audit-Related Fees

(b) The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2021 and $0 for the fiscal year ended March 31, 2022. The fees listed in Item 4 (b) are related to out-of-pocket expenses in relation to the annual audit of the registrant.

Tax Fees

(c) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $61,891 for the fiscal year ended March 31, 2021 and $13,362 for the fiscal year ended March 31, 2022.

All Other Fees

(d) The aggregate fees billed for each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended March 31, 2021 and $0 for the fiscal year ended March 31, 2022.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant's Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor's engagement.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 100%

(d) 0%

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last two fiscal years for the registrant was $61,891 for the fiscal year ended March 31, 2021 and $13,362 for the fiscal year ended March 31, 2022.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Policies and Procedures Summary

Investments in the Investment Funds do not typically convey traditional voting rights, and the occurrence of corporate governance or other consent or voting matters for this type of investment is substantially less than that encountered in connection with registered equity securities. However, Pomona Investment Fund (the “Fund”) may occasionally receive notices or proposals from its Investment Funds seeking the consent of or voting by holders (“proxies”). The Fund has delegated any voting of proxies in respect of portfolio holdings to Pomona Management LLC (the “Adviser”) to vote the proxies in accordance with the Adviser’s proxy voting guidelines and procedures. In general, the Adviser believes that voting proxies in accordance with the policies described below will be in the best interests of the Fund.

When exercising its voting authority over client securities, the Adviser considers all relevant information, evaluates other issues that could have an impact on the value of the security and votes with a view toward maximizing overall value. The Adviser votes all proxies in a prudent manner, considering the prevailing circumstances at such time, and in a manner consistent with its proxy voting policies and procedures and the Adviser’s fiduciary duties to the Fund.

The Adviser will generally vote to support management recommendations relating to routine matters, such as the election of board members (where no corporate governance issues are implicated) or the selection of independent auditors. The Adviser will generally vote in favor of management or investor proposals that the Adviser believes will maintain or strengthen the shared interests of investors and management, increase value for investors and maintain or increase the rights of investors. On non-routine matters, the Adviser will generally vote in favor of management proposals for mergers or reorganizations and investor rights plans, so long as it believes such proposals are in the best economic interests of the Fund. In exercising its voting discretion, the Adviser will seek to avoid any direct or indirect conflict of interest presented by the voting decision. If any substantive aspect or foreseeable result of the matter to be voted on presents an actual or potential conflict of interest involving the Adviser, the Adviser will make written disclosure of the conflict to the Independent Trustees indicating how the Adviser proposes to vote on the matter and its reasons for doing so.

The Fund intends to hold its interests in the Investment Funds in non-voting form. Where only voting securities are available for purchase by the Fund, in all, or substantially all, instances, the Fund will seek to create by contract the same result as owning a non-voting security by entering into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investment.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The following table provides biographical information about the members of the Adviser who are primarily responsible for the day-to-day portfolio management of the Fund as of March 31, 2022:

Name of Portfolio Manager	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years
Michael Granoff	Chief Executive Officer	March 2018 to Present	Chief Executive Officer, Pomona Management LLC
Frances Janis	Senior Partner	Since Inception	Senior Partner, Pomona Management LLC
Lorraine Hliboki	Partner	March 2018 to Present	Partner, Pomona Management LLC
Sebastien Bowen	Partner	May 2022 to Present	Partner, Pomona Management LLC
Patrick Madaus	Partner	May 2022 to Present	Partner, Pomona Management LLC Principal, Pomona Management LLC
Jim Rorer	Partner	May 2022 to Present	Partner, Pomona Management LLC
John Stephens	Partner	May 2022 to Present	Partner and Chief Financial Officer, Pomona Management LLC; Chief Financial Officer, Pomona Management LLC
Adam Konopolsky	Vice President	May 2022 to Present	Vice President, Pomona Management LLC; Manager, Pomona Management LLC

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table shows information regarding accounts (other than the Fund) managed by Mr. Granoff, Ms. Janis, Ms. Hliboki, Mr. Bowen, Mr. Madaus, Mr. Rorer, and Mr. Stephens as of September 30, 2021:

	Number of Accounts*	Total Assets in Accounts* ($ Million)
Registered Investment Companies	-	$-
Other Pooled Investment Vehicles	18	$6,976
Other Accounts	1	$2,265

Mr. Konopolsky does not manage any accounts other than the Fund

*	as of September 30, 2021, the most recent available financial information

Conflicts of Interest

The Adviser may, from time to time, be presented with investment opportunities that fall within the investment objective of the Fund and other investment funds and/or accounts managed by the Adviser, and in such circumstances the Adviser will allocate such opportunities among the Fund and such other funds and/or accounts under procedures intended to result in allocations that are fair and equitable taking into account the sourcing of the transaction, the nature of the investment focus of each fund, including the Fund, and/or account, the relative amounts of capital available for investment, and other considerations deemed relevant by the Adviser in good faith. Where there is an insufficient amount of an investment opportunity to satisfy the Fund and other investment funds and/or accounts managed by the Adviser, the allocation policy provides that allocations between the Fund and other investment funds and/or accounts will generally be made pro rata based on the amount that each such party would have invested if sufficient amounts of an investment opportunity were available. The Adviser’s allocation policy provides that in circumstances where pro rata allocation is not practicable or possible, investment opportunities will be allocated on a random or rotational basis that is fair and equitable over time. In addition, the Adviser’s Investment Committee will review allocations. Not all other investment funds and/or accounts managed by Adviser have the same fees and certain other investment funds and/or accounts managed by the Adviser may have a higher management fee than the Fund or a performance-based fee. If the fee structure of another investment fund and/or account is more advantageous to the Adviser than the fee structure of the Fund, the Adviser could have an incentive to favor the other fund and/or account over the Fund.

(a)(3) Compensation of the Portfolio Management Team Portfolio Manager Compensation Structure

The compensation of each portfolio manager is typically comprised of a fixed annual salary and a discretionary annual bonus determined by the Adviser. In addition, each portfolio manager may be eligible to receive a share of any fees or carried interest earned by the Adviser in any given year. Such amounts are payable by the Adviser and not by the Fund.

(a)(4) Disclosure of Securities Ownership

Portfolio Management Team’s Ownership of Shares

   The following table sets forth the dollar range of equity securities beneficially owned by each Portfolio Manager in the Fund as of March 31, 2022:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Michael Granoff	None
Frances Janis	None
Lorraine Hliboki	None
Sebastien Bowen	None
Patrick Madaus	None
Jim Rorer	None
John Stephens	None
Adam Konopolsky	None

(b) Not Applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant’s nominating and governance committee accepts and reviews shareholder nominations for trustees. A shareholder nomination for trustee may be submitted to the registrant by sending the nomination to the nominating and governance committee. The nominating and governance committee will evaluate candidates recommended by management of the registrant and by shareholders in a similar manner, as long as the recommendation submitted by a shareholder includes at a minimum: the name, address and telephone number of the recommending shareholder and information concerning the shareholder’s interests in the registrant in sufficient detail to establish that the shareholder held shares on the relevant record date; and the name, address and telephone number of the recommended nominee and information concerning the recommended nominee’s education, professional experience, and other information that might assist the nominating and governance committee in evaluating the recommended nominee’s qualifications to serve as a trustee.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of ethics or any amendments thereto, that is subject to disclosure required by item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(a)(4) Disclosure regarding change in registrant’s independent registered public accountant is attached hereto.

(b) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Pomona Investment Fund

By (Signature and Title)*	/s/ Michael Granoff
Michael Granoff, President & Principal Executive Officer
(Principal Executive Officer)

Date	June 9, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Granoff
Michael Granoff, President & Principal Executive Officer
(Principal Executive Officer)

Date	June 9, 2022

By (Signature and Title)*	/s/ Frances Janis
Frances Janis, Treasurer and Principal Financial Officer
(Principal Financial Officer)

Date	June 9, 2022

*	Print the name and title of each signing officer under his or her signature.